UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Soliciting Material Pursuant to §240.14a-12

JETBLUE AIRWAYS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER

JETBLUE AIRWAYS CORPORATION
27-01 Queens Plaza North
Long Island City, New York 11101

April 7, 2022

To our Stockholders:

I am pleased to invite you to the 2022 JetBlue Airways Corporation annual meeting of stockholders, on Thursday, May 19, 2022 at 9 a.m., Eastern Daylight Time. This year’s annual meeting will be conducted virtually, via live audio webcast. Stockholders of record as of March 21, 2022 will be able to attend virtually, submit questions during the meeting, and vote your shares electronically during the meeting by logging in at www.virtualshareholdermeeting.com/jblu2022 using the 16-digit control number included in your Notice of Internet Availability of the proxy materials, on your proxy card or on the voting instructions form accompanying these proxy materials. We recommend that you log in a few minutes before the scheduled meeting time on May 19, 2022 to ensure you are logged in when the meeting starts.

We are holding a virtual only annual meeting. We value innovation and we welcome expanded access, improved communication and cost savings for our stockholders and JetBlue afforded by the virtual format. As we have learned over the many years we have hosted virtual annual meetings, they enable increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum for our stockholders. In addition, the virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with your control number. We encourage you to log on in advance and ask any questions you may have, which we will try to address during the meeting.

The following notice of annual meeting of stockholders outlines the business to be conducted at our 2022 virtual annual meeting of stockholders. Only stockholders of record at the close of business on March 21, 2022 will be entitled to notice of and to vote at the virtual annual meeting. Further details about how to attend the  meeting online and the business to be conducted at the annual meeting are included in the accompanying notice of annual meeting and proxy statement.

We are again providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of the proxy statement and our 2021 Annual Report on Form 10-K. The Notice of Internet Availability of the proxy materials contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2021 Annual Report on Form 10-K, and a form of proxy card or voting instruction card. If you received the Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.

Your vote is important to us. Regardless of whether you attend the 2022 virtual annual meeting, we hope you vote as soon as possible. You may vote online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Additionally, if you attend the 2022 virtual annual meeting, you may vote your shares at the meeting. Voting online, by phone, or by mail ensures your representation at the 2022 virtual annual meeting regardless of whether you attend the virtual meeting on May 19, 2022.

Very truly yours,

Robin Hayes

Chief Executive Officer and Director

On behalf of the Board of Directors of JetBlue Airways Corporation

TABLE OF CONTENTS

PROXY STATEMENT SUMMARY	5

BUSINESS OVERVIEW	7

JETBLUE’S APPROACH TO ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS	9

CORPORATE GOVERNANCE AT JETBLUE	13

THE BOARD OF DIRECTORS	24

MANAGEMENT PROPOSAL 1 TO ELECT DIRECTORS	27

MANAGEMENT PROPOSAL 2 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	35

NAMED EXECUTIVE OFFICER COMPENSATION DISCUSSION AND ANALYSIS	36

COMPENSATION COMMITTEE REPORT	50

SUMMARY COMPENSATION TABLE	51

GRANTS OF PLAN-BASED AWARDS	52

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	54

OPTION EXERCISES AND STOCK VESTED	55

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	56

PAY RATIO OF CHIEF EXECUTIVE OFFICER COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION	62

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	63

MANAGEMENT PROPOSAL 3 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	65

AUDIT COMMITTEE REPORT	68

PROPOSAL 4 STOCKHOLDER PROPOSAL	70

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	73

OTHER MATTERS	78

ADDITIONAL INFORMATION	78

APPENDIX-A REGULATION G RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES	A-1

APPENDIX-B ROIC FORMULA FOR PSUS	B-1

www.jetblue.com

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TO BE HELD ON MAY 19, 2022
9:00 a.m. (Eastern Daylight Time)

via the Internet at
www.virtualshareholdermeeting.com/jblu2022.

JETBLUE AIRWAYS CORPORATION
27-01 Queens Plaza North
Long Island City, New York 11101

NOTICE of Annual Meeting of Stockholders

This notice of annual meeting, proxy statement and form of proxy for JetBlue Airways Corporation (“JetBlue” or the “Company”) are being distributed and made available on or about April 7, 2022.

TIME AND DATE

9 a.m., Eastern Daylight Time, on Thursday, May 19, 2022

PLACE

Online at www.virtualshareholdermeeting.com/jblu2022

ITEMS OF BUSINESS

1.	To elect the ten directors named in this proxy statement;
2.	To approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay” vote);
3.	To ratify the selection of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
4.	To vote on a stockholder proposal to reduce the special meeting threshold, if properly presented at the meeting; and
5.	Such other business as may properly come before the meeting.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

RECORD DATE

You are entitled to vote only if you were a JetBlue stockholder as of the close of business on March 21, 2022.

By order of the Board of Directors

Brandon Nelson

General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2022

The notice of annual meeting, the proxy statement and our 2021 annual report on Form 10-K are available on our website at http://investor.jetblue.com. Additionally, in accordance with the Securities and Exchange Commission rules, you may access our proxy materials at www.proxyvote.com.

VOTE IN ADVANCE OF
THE MEETING:

If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

BY INTERNET Vote your shares at www.proxyvote.com Have your Notice of Internet Availability or proxy card in hand for the 16 digit control number needed to vote.	BY TELEPHONE Call 1-800-690-6903 (toll-free) Have your Notice of Internet Availability or proxy card in hand for the 16 digit control number needed to vote.
BY MAIL
Sign, date and return the enclosed proxy card or voting instruction form.
If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

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VOTING

Your vote is very important. Regardless of whether you plan to attend the virtual annual meeting, we hope you will vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. In addition, stockholders of record and beneficial owners will be able to vote their shares electronically during the annual meeting. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Annual Meeting and Voting beginning on page 73 of the proxy statement.

VIRTUAL MEETING ADMISSION

Stockholders of record as of March 21, 2022, will be able to participate in the virtual annual meeting by visiting our annual meeting website www.virtualshareholdermeeting.com/jblu2022. To participate in the 2022 virtual annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

The 2022 virtual annual meeting will begin promptly at 9:00 a.m., Eastern Daylight Time on May 19, 2022. Online check-in will begin at 8:50 a.m., Eastern Daylight Time. Please allow ample time for the online check-in procedures.

ANNUAL MEETING WEBSITE AND PRE-MEETING PORTAL

We believe the online format for the 2022 annual meeting allows us to communicate more effectively with you. Stockholders can access our pre-meeting portal, where you can submit questions in advance of the annual meeting, by visiting our annual meeting website at www.proxyvote.com and logging in with your 16-digit control number. Stockholders can also access copies of our proxy statement and 2021 Annual Report on Form 10-K at the annual meeting website.

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PROXY STATEMENT SUMMARY

THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION YOU SHOULD CONSIDER. PLEASE READ THE ENTIRE PROXY STATEMENT CAREFULLY BEFORE YOU VOTE.

Annual Stockholders Meeting (see pages 3-4)

Date	Time	Place
May 19, 2022	9:00 a.m. (Eastern Daylight Time)	Via the Internet at www.virtualshareholdermeeting.com/jblu2022

Record Date: March 21, 2022

Mailing Date: This proxy statement was first mailed to stockholders on or about April 7, 2022

Meeting Agenda: The virtual annual meeting will cover the proposals listed under voting matters and vote recommendations below, and any other business that may properly come before the meeting.

Voting: Stockholders as of the record date are entitled to vote. Each share of common stock of JetBlue Airways Corporation (“JetBlue” or the “Company”) is entitled to one vote for each director nominee and one vote for each of the proposals.

Stock Symbol: JBLU

Exchange: Nasdaq

Common Stock Outstanding as of Record Date: 320,789,028

Registrar & Transfer Agent: Computershare Trust Company, N.A.

State of Incorporation: Delaware

Corporate Headquarters: 27-01 Queens Plaza North, Long Island City, NY 11101

Corporate Website: www.jetblue.com

Investor Relations Website: http://investor.jetblue.com

Voting Matters and Vote Recommendations

Proposals		Board Recommends	Reasons for Recommendation	See Page
1.	To elect ten directors named in the proxy statement	Vote FOR	The Board of Directors (the “Board”) and its Governance and Nominating Committee believe each of the ten director nominees possesses the skills and experience to effectively monitor performance, provide oversight and advise leadership on the Company’s long-term strategy.	27
2.	To approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay” vote)	Vote FOR	Our executive compensation programs demonstrate our execution of our pay for performance philosophy.	35
3.	To ratify the selection of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022	Vote FOR	Based on the Audit Committee’s assessment of EY’s qualifications and performance, the Board and the Audit Committee believe EY’s retention for fiscal year 2022 is in the best interests of the Company.	65
4.	To vote on a stockholder proposal to reduce the special meeting threshold, if properly presented at the meeting.	Vote AGAINST	The Company and the Board believe that the stockholder proposal is not in the best interests of the Company.	70

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HOW DO I VOTE?
BY INTERNET Vote your shares at www.proxyvote.com Have your Notice of Internet Availability or proxy card in hand for the 16 digit control number needed to vote.	BY TELEPHONE Call 1-800-690-6903 (toll-free) Have your Notice of Internet Availability or proxy card in hand for the 16 digit control number needed to vote.	BY MAIL
Sign, date and return the enclosed proxy card or voting instruction form.
	If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.	AT THE MEETING Vote online during the meeting See p. 73 “Questions and Answers About the Annual Meeting” for details about voting at the meeting.

Our Director Nominees

				Other Public Boards	Committee Memberships*
Name	Age	Director since	Independent		Audit	Comp	Airline Safety	G&N	ESG Subcommittee	Finance	Technology
B. Ben Baldanza	60	2018	Y	1
Peter Boneparth Independent Board Chair	62	2008	Y	1
Monte Ford	62	2021	Y	2
Robin Hayes	55	2015	N	1
Ellen Jewett	63	2011	Y	1
Robert Leduc	66	2020	Y	2
Teri McClure	58	2019	Y	3
Sarah Robb O’Hagan	49	2018	Y	–
Vivek Sharma	47	2019	Y	–
Thomas Winkelmann	62	2013	Y	–
Chair
Member
Financial Expert
*	Memberships as of the 2022 annual meeting.

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BUSINESS OVERVIEW

How Did We Do in 2021?

2021 Financial and Operational Performance

The Delta and Omicron variants of the COVID-19 pandemic significantly impacted our expectation of the recovery of our business in 2021. While we experienced a strong recovery over the summer peak periods, the two variants caused unexpected decreases in demand for air travel during the fall and winter periods. While we continue to monitor our liquidity level, we remain focused on strengthening our balance sheet for our continued recovery.

Our 2021 full year results were as follows:

(1)	Excludes special items.
(2)	Liquidity is defined as cash, cash equivalents, and short-term investments.
*	Non-GAAP financial measure.

Please refer to our “Regulation G Reconciliation of Non-GAAP Financial Measures” in Appendix A for more information on non-GAAP measures.

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2021 Highlights

For JetBlue, 2021 was a challenging year where we saw summer peak demand return to near 2019 levels, despite the ongoing COVID-19 pandemic, including the Delta and Omicron spikes in case counts. We continue to exercise our “Safety from the Ground Up” program, but remain cautiously optimistic that 2022 will be a continuing path toward recovery. 2021 had several highlights despite the challenging industry environment.

Customers and Crewmembers

Although we believe the COVID-19 pandemic is becoming endemic, in 2021 we continued to take steps to prioritize the safety of our customers and crewmembers, including the following:

■	Implemented a framework for crewmember vaccine compliance, as mandated for all U.S. government contractors.
■	Required face coverings for all crewmembers.
■	Required face coverings for all customers while at the airport and on board our aircraft, unless actively eating or drinking.
■	Enhanced daily and overnight cleaning of our aircraft and all facilities, using electrostatic spraying of disinfectant in the cabins of aircraft parked overnight at selected focus cities.
■	Provided enhanced flexibility to our customers by waiving change and cancel fees (except for customers who booked Blue Basic fares), while also extending the expiration date of travel credits.
■	Developed the JET (JetBlue Emerging Talent) Program, which provides a pathway for operational crewmembers to corporate positions, and the Gateway College, which provides crewmembers the opportunity to learn to be a pilot or licensed technician.

In 2021, we also introduced several new enhancements for our customers, including the following:

■	Along with American Airlines, launched the Northeast Alliance in February 2021, creating a viable third competitor in the Northeast region, which brings added capacity, seamless connectivity between American and us, and more choices for customers across the Northeast.
■	For new aircraft, updated our award-winning Mint® seats to provide direct aisle access to our customers in the Mint experience.
■	Introduced transatlantic service from New York’s John F. Kennedy airport to both major London area airports, with service from Boston expected to follow in 2022.
■	Created a new fare class, Blue Basic, that allows customers to select the products or services they need or value when they travel, without having to pay for the things they do not need or value.

Our Business

Some of the 2021 highlights include:

■	Inaugurated the all new Airbus A220 aircraft in April 2021, which has lower fuel burn per seat compared to our Embraer E190 aircraft.
■	Generated revenue close to 2019 levels during the summer, including turning a profit in July and August 2021, outperforming the nine largest U.S. airlines.

Preparing for Recovery

As the COVID-19 pandemic continues to evolve, in 2021 we took a number of steps to position the Company for recovery, such as:

■	Managing our costs for 2022 and beyond, returning to our roots as a low cost carrier.
■	Strengthening our balance sheet by maintaining a healthy cash balance and by paying down a significant amount of debt.
■	Continuing to build-out our Northeast Alliance with American which will be the largest expansion of our network in the past 15 years, with nine new JetBlue BlueCities and 32 new routes.

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JETBLUE’S APPROACH TO ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

JetBlue’s mission is to Inspire Humanity. We strongly believe that strong corporate governance, informed by engagement directly with our stakeholders, creates the foundation that allows us to pursue our mission.

At JetBlue, we strive to conduct our business in ways that are principled, transparent, and accountable to key stakeholders. We have safeguarded our values of Safety, Caring, Integrity, Passion and Fun since our first flight.

We believe pursuing our mission generates long-term value. We focus our efforts where we can have the most positive impact on our business and the communities we serve, including issues related to environmental sustainability, youth and education, the community, culture and human capital. As a reflection of the importance of these matters, our Governance and Nominating Committee oversees responsibility for ESG initiatives and reporting. We have more information about our efforts in these areas on our website at http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports.

Governance

At the end of 2019, our Board formed an ESG Subcommittee to the Governance and Nominating Committee to advise the Board on ESG matters and provide advice to management as well. In 2020, the ESG Subcommittee worked with the Board and leadership to develop a framework as to where the various pieces of ESG lie within the Board’s governance framework. Throughout 2021, we continued to refine these concepts.

Board ESG Areas of Risk Oversight

Full Board Responsibilities
Awareness of the JetBlue ESG strategy
Ensure ESG competency and fluency of Board

Committee
Areas of Risk Oversight		ESG	Governance & Nominating	Audit	Compensation	Airline Safety
Governance	ESG risk assessment and response
Executive compensation tied to ESG metrics
Supply Chain	Supplier engagement on ESG
Human Capital	Workforce diversity, equity and inclusion
Integrate ESG competency within executive succession planning
Talent management and leadership development
Physical & Reputational	Environmental management including emissions and waste management
Regulatory	Risks and opportunities relating to ESG regulations and reporting

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Environmental Sustainability Initiatives and Reporting

We believe it is our responsibility to manage our impact on the environment and communities around us and to explore the associated environmental and social risks and opportunities that may affect our business. JetBlue has been consistently recognized for its sustainability and ESG performance. In March 2022, Fast Company included JetBlue within its list of the 10 most innovative companies in the transportation industry due to our work in SAF and decarbonization. In 2021, Cowen recognized JetBlue as one of its best ESG investment ideas when we achieved the highest industry ESG score from Truevalue Labs, which we maintained throughout the year.

To execute this work, we employ a dedicated Sustainability and ESG leader to oversee the sustainability efforts of our entire airline and keep our leadership team and Board aware of climate-related risks and opportunities when developing targets, strategy, performance, and budgets. Our Sustainability and ESG group leads climate change risk and opportunity assessment efforts and performs risk assessments related to possible emissions regulations on an on-going basis.

In late 2019, our Board formed an ESG Subcommittee to the Governance and Nominating Committee to ensure the Board is aware of JetBlue’s strategy to address climate related risks and opportunities, among other ESG matters. In 2021, the ESG Subcommittee met three times to discuss ESG topics most material to JetBlue during the year.

As part of our commitment to transparency, we have shared our social and environmental efforts and impacts publicly since 2006. In 2016, we moved our standardized reporting to follow Sustainability Accounting Standards Board (“SASB”) guidelines. These standards identify material sustainability factors that are likely to impact financial performance. Designed to be cost-effective for companies and decision-useful for investors, SASB provides both parties the ability to compare and benchmark performance. In 2017, we were among the first companies to introduce voluntary climate-related disclosures recommended by the Task Force on Climate-related Financial Disclosures (“TCFD”). The TCFD standards seek to improve market understanding and analysis of climate-related risks and opportunities by developing disclosure recommendations that are useful to stakeholders in understanding material risks. In 2021, we reported our first climate risk scenario analysis, which offered an estimate of how climate-related risks and opportunities may impact JetBlue over time. We expect to continue to evolve our reporting and target setting activities to provide what our investors are asking for –including submitting a near term Science Based Target aligned to the SBTI’s strategy guidance, and voluntarily report increasingly granular and specific ESG metrics and targets.

To JetBlue, sustainability means leading the way to a lower-carbon operation, preparing our business today for a changed future.

In 2020,JetBlue became the first U.S. airline to voluntarily offset all of the carbon dioxide emissions for all our domestic flights. In 2021 we maintained our domestic neutrality, and extended it to cover all of our transatlantic flights to London as well. All of JetBlue’s purchased carbon offsets are audited, verified and retired on the airline’s behalf, and projects are sourced from three expert carbon offsetting partners.

JetBlue, however, views carbon offsetting as a bridge as we build up lower-carbon technologies and innovations. In late 2021, JetBlue, along with our venture capital subsidiary JetBlue Technology Ventures (“JTV”), formed the Aviation Climate Taskforce with nine other airlines and the Boston Consulting Group. Together, we plan to invest in and facilitate the development of emerging technologies to decarbonize aviation. This work supplements JTV’s investments in technologies that will help decarbonize aviation, including Universal Hydrogen and Joby Aviation.

JetBlue is also investing in sustainable aviation fuel (“SAF”) which will play a critical role in the aviation industry’s decarbonization. Throughout 2021 we took regular delivery of SAF from two partners: Neste out of San Francisco International Airport (SFO) and World Energy via World Fuel Services in Los Angeles International Airport (LAX). In 2021 we also announced a new SAF offtake agreement with SG Preston, in the Northeast. This deal is expected to deliver at least 670 million gallons of SAF over 10 years and we believe it will drive substantial progress toward JetBlue’s long-term SAF targets. Enabled by our ongoing and forthcoming offtake agreements with various business partners, we believe we are well positioned to achieve our goal of converting 10% of our jet fuel usage to SAF on a blended basis by 2030.

As we look forward, we have committed to achieve net-zero carbon emissions across all our operations by 2040, ten years ahead of the Paris Agreement and the national target set by the FAA’s 2021 Aviation Climate Action Plan. We plan to reach net-zero by continuously increasing the fuel efficiency of our aircraft and operations, expanding the use of sustainable aviation fuels, embracing and supporting alternative energy aircraft and technology, and offsetting any remaining and unavoidable emissions.

We also are committed to addressing the emission of greenhouse gases (“GHGs”) from our flights and we strive to empower and inspire our customers and crewmembers to take measures such as offsetting GHG emissions when they fly. Communities and their environments are inherently connected which is why we include environmental programs in our community engagement efforts. GreenUp is JetBlue’s annual campaign to support local environmental nonprofits and create customer engagement around preserving the environment.

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ESG Targets

To demonstrate our focus and commitment toward advancing our ESG performance, in 2021 we set ambitious targets across the ESG areas we consider most material to our business — some of which we have already accomplished.

Environmental	Social	Governance

Emissions excluding offsets

■
Reduce aircraft emissions 25% per available seat mile (ASM) by 2030 from 2015 levels, excluding offsets

Emissions including offsets

■
Achieve net zero carbon emissions by 2040, including offsets

Renewable Energy

■
10% of fuel to be from blended SAF by 2030
■
40% of 3 most common owned ground service equipment (GSE) vehicle types to be converted to electric (eGSE) by 2025, and 50% by 2030

Waste

■
Maintain at least an 80% recycling rate for audited domestic flights
■
Eliminate single use plastics within service ware where possible. Where not possible, ensure plastic is recyclable

Leadership Diversity

■
Double our race and ethnic minority representation at the officer and director level, from 12.5% to 25% by 2025
■
Increase our female representation at the officer and director level, from 32% to 40% by the end of 2025

Business Partner Engagement

■
Engage with 80% of top active business partners by spend on ESG principles within the Business Partner Code of Conduct by 2023

Board ESG Oversight

■
An ESG subcommittee of the Board, consisting of at least 3 members, meets 3 times a year by 2021
■
Board-level accountability and areas of ESG oversight published by 2021

Board ESG Fluency

■
Integrate ESG and DEI into Board member selection process by 2021

Executive Compensation

■
Establish ESG goals tied to senior leadership compensation by 2021

Social Impact Reporting

JetBlue produces an annual social impact report using Global Reporting Initiative (“GRI”) Standards, the most widely adopted voluntary corporate responsibility reporting framework in the world. Through this report, JetBlue focuses on its corporate responsibility and impact through transparent reporting on its community partnerships; corporate giving; diversity, equity and inclusion; safety; and employment and relevant human resources data. The combination of GRI’s standards with social impact reporting provides customers, crewmembers, business and community partners and investors with context about JetBlue’s social impact strategy in the communities we serve.

Diversity, Equity and Inclusion

We cultivate and measure the diversity of our workforce and leadership teams, recognizing that diversity supports enhanced organizational decision-making. Thematically, diversity, equity and inclusion falls under the social focus of ESG. The work itself is done cross functionally over multiple teams, including through our People Department (which is how we refer to human resources),Strategic Sourcing Department and Brand/Marketing Department. We have ongoing programs to encourage a diverse talent pipeline specifically for technical roles, such as pilots.

We are taking measured and organic steps toward building a leadership pipeline that is reflective of our crewmember and customer base.

This philosophy also extends to our Board. Our Board continued to bring in new perspectives in 2021. The Board immediately following the ASM assuming all nominees are elected, will have three female directors out of ten directors and three ethnically/racially diverse directors.

We are committed to fighting against racial injustices and eliminating barriers through our Diversity, Equity and Inclusion strategy designed to support underrepresentative communities.

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Some of our efforts in this context include:

■	Developing DEI training unique to JetBlue crewmembers around cultural compentency, bias and sensitivity.
■	Reassessing our diversity recruitment iniatives to ensure a diverse slate of candidates during the interview and hiring process.
■	Expanding opportunities for minority and women-owned business partners.
■	Continuing our work with our Ops to Support Center Pathways program and Gateway Direct programs to create opportunities for our crewmembers to develop and grow at JetBlue.
■	Continung our dedication to the growth and development of our Crewmember Resource Groups as stewards of our culture.
■	Investing in students from underrepresented communities through the JetBlue Foundation to help increase access, reduce the barriers to entry and create educational and employment opportunities in the aviation industry.

Through JetBlue’s products, services, branded words and actions, we strive to build emotional connections and make diverse crewmember and customer segments feel psychologically safe, included and represented.

Corporate Social Responsibility

JetBlue For Good

JetBlue For Good is JetBlue’s platform for social impact and corporate responsibility. Giving back is part of JetBlue’s DNA and is core to its mission of inspiring humanity. Centered around volunteerism and service, JetBlue For Good focuses on the areas that are most important to the airline’s customers and crewmembers – community, youth/education and the environment. Combining JetBlue’s corporate efforts with its customers’ and crewmembers’ passions, the common theme is Good – JetBlue For Good.

Youth/Education, Environment & Community-Focused Initiatives

JetBlue’s core programs and partnerships directly impact the areas where its customers and crewmembers live and work by enhancing education and providing access to those that are traditionally underserved. Signature programs include the award-winning Soar with Reading initiative, which provides books to children who need them most; GreenUp which allows us to activate projects throughout the network to help support our blue and green spaces and Swing For Good, which raises funds for education and youth focused non-profits. JetBlue crewmembers have logged approximately 1.3 million volunteer hours since 2011.

Political Contributions

Recognizing the interest of stockholders in establishing greater transparency about corporate political contributions, we disclose any political contributions to support candidates and ballot measures and how certain of our trade association membership dues are used for political activities in our annual SASB and TCFD reporting. As part of our commitment to transparency, we developed the Political Contributions Policy, which discusses how we engage in the political process. The policy is available at the investor relations page on www.jetblue.com.

Human Trafficking

The issue of human trafficking is one that hits close to home in our industry. Victims of this crime are often hidden in plain sight, including on aircraft and in airports. We work with the U.S. Department of Homeland Security and the U.S. Department of Transportation to support the Blue Lightning initiative, a program aimed at stopping human trafficking. We educate our crewmembers on the issue and how to report suspicious activities. We established a cross-functional team working group to assess what additional policies and practices we can use to help combat this issue.

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CORPORATE GOVERNANCE AT JETBLUE

JetBlue’s mission is to Inspire Humanity. We strongly believe that strong corporate governance that is informed by engaging directly with our stakeholders creates the foundation that allows us to pursue our mission. Corporate governance at JetBlue is designed to promote the long-term interests of our stockholders, maintain internal checks and balances, strengthen leadership accountability, and foster responsible decision making and accountability.

Corporate Governance

The Board of Directors Provides Operational and Strategic Oversight

The Board oversees leadership, business affairs and integrity, works with leadership to determine the Company’s mission and long-term strategy, oversees risk management, performs the annual CEO evaluation, oversees CEO succession planning, and oversees internal controls over financial reporting and the external audit function. In addition, Board committees focus on the following:

Audit	Financial reporting; internal and external audit; cybersecurity, including in support of the Board’s role in oversight of cybersecurity risks; certain other risks not otherwise assigned; legal, regulatory, political contribution and PAC matters; compliance and business continuity matters
Compensation	Compensation and benefits; succession planning at the officer level, including the CEO (together with the Governance and Nominating Committee); human capital management
Governance and Nominating	Board effectiveness; identifying director nominees; director qualifications; onboarding and continuing education of directors; stockholder engagement; governance framework; CEO succession planning
ESG Subcommittee	Environmental and sustainability initiatives; social and governance issues, including diversity, equity and inclusion
Airline Safety	Operational safety culture; flight operations safety; overview of all aspects of airline safety
Finance	Financial condition, financing activities, capital planning and special projects, budget and related activities
Technology	Relevant emerging and competing technologies; strategic direction and planning for technology and innovation; overall trends in the deployment of technologies in the travel industry

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Leadership Drives Our Strategy and Operations

Led by our CEO, the senior leadership team is responsible for leading the Company towards achieving our mission, establishing and delivering on our strategy, maintaining and inspiring our culture and crewmembers, inspiring and creating an innovative and disruptive customer experience, establishing accountability, and controlling risk. The senior leadership team also aligns our structure, operations, people, policies, and compliance efforts to our mission and strategy. The senior leadership team consists of those leading the operation, the commercial team, as well as those leading central functions like Finance, Legal, IT and People. Members of the senior leadership team meet with the Board regularly, with most attending a Board or committee session at least quarterly, and also interact with our directors outside the boardroom.

Representatives from the Company’s Legal and Government Affairs groups address public policy, regulatory, government affairs, compliance, legal risk, and other issues. The Company’s internal audit function provides objective audit, investigative, and advisory services aimed at providing assurance to senior leadership and the Board that the Company is continuously anticipating, identifying, assessing, and prioritizing risks. Our Tax and Treasury departments report regularly to the Board. Our Infrastructure Development team, along with others, assists the Board in its governance of major real estate transactions. Our Board and its committees also work closely with representatives from the Company’s People department, the ESG and DEI teams, the Cybersecurity team and the IT department. Members of the Board have access to all of our crewmembers outside of Board meetings.

The Board of Directors

Board Structure

Our Board has determined that it is in the best interests of the Company and its stockholders to maintain a separate independent Board Chair and CEO. Serving since the May 2020 Annual Meeting, Peter Boneparth is our independent Chair of the Board. Our Board believes that our current structure, with an independent Chair who is well-versed in the needs of a complex business and has strong, well-defined governance duties, gives our Board a strong independent leadership and corporate governance structure that best serves the needs of JetBlue and its stockholders. In our independent Chair, our CEO has a counterpart who can be a thought partner. We believe this corporate structure also permits the Board to have a healthy dynamic that enables its members to function to the best of their abilities, individually and as a unit. Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between leadership and the independent members of our Board. The Board expects to continue to evaluate its leadership structure on an ongoing basis and may make changes as appropriate to leadership for JetBlue and its future needs.

Independent Chair of the Board	Independent Board

Key responsibilities of the Chair include:

■
Calling meetings of the Board and executive sessions with independent directors.
■
Setting the agenda for Board meetings in consultation with other directors, the CEO, and the corporate secretary.
■
Chairing executive sessions of the independent directors.
■
Working with the Chairs of the Compensation Committee and the Governance and Nominating Committee with regard to the annual CEO performance evaluation.
■
Working with the Governance and Nominating Committee to (1)  oversee assessments of the Board and its committees and (2) recommend changes to enhance Board, committee and director effectiveness.
■
Engaging with stockholders.
■
Acting as an advisor to the CEO on strategic aspects of the CEO role with regular consultations on major developments and decisions likely to be of interest to the Board.
■
Performing the other duties specified in the Corporate Governance Guidelines or assigned by the Board.
■
Setting and maintaining Board culture.

■
9 of 10 director nominees are independent – We are committed to maintaining a substantial majority of directors who are independent of the Company and leadership. Except for our CEO Robin Hayes, all directors are independent, including, for directors serving on our Audit Committee and Compensation Committee, with respect to enhanced independence requirements for members of such committees, as applicable.
■
Quarterly executive sessions of independent directors – At each quarterly Board meeting, the independent directors meet in executive session without Company leadership present. Additional executive sessions are held, as needed.
■
Strategy – The independent directors meet in executive session at an annual strategy meeting.
■
Independent compensation consultant – The compensation consultant retained by the Compensation Committee is independent of the Company and leadership.

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Board Composition

Ensuring the Board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of stockholders, is a top priority of the Board and the Governance and Nominating Committee. The Board and the Governance and Nominating Committee believe that different perspectives are critical to a forward-looking and strategic Board as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring. When recommending to the Board the slate of director nominees for election at the Annual Meeting of Stockholders, the Governance and Nominating Committee strives to maintain an appropriate balance of diversity, skills, and tenure on the Board.

BOARD SKILLS AND EXPERIENCE MATRIX

BOARD MEMBER SKILLS AND EXPERIENCES

The skills and experience categories reflect self-identification by the directors. Information in this chart is presented as of March 2022.

BOARD DIVERSITY

The gender and race/ethnicity categories reflect self-identification by the director-nominees standing for election at the 2022 annual meeting, as of March 21, 2022.

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Board Diversity Matrix		Female	Male	Prefer not to answer
		Total Members of the Board: 10
Part I:	Gender Identity	3	6	1
Part II:	Demographic Background			1
	African American or Black	1	1
	Asian American		1
	White	2	4

Board Structure: Committees

To support effective corporate governance, the Board delegates certain responsibilities to its committees, who regularly report on their activities to the Board.

■	Six Standing Committees – Our Board has an Audit Committee, a Compensation Committee, a Governance and Nominating Committee, an Airline Safety Committee, a Finance Committee and a Technology Committee. Each Committee has a charter setting forth its specific responsibilities, which can be found on the investor relations page on our website. The table below provides current membership for each Board Committee. In 2019, our Board established an ESG Subcommittee to the Governance and Nominating Committee, to address specifically Environmental, Social and Governance issues pertinent to our business.
■	Committees are Independent – Our Audit Committee, Compensation Committee, Governance and Nominating Committee and Finance Committee are composed of exclusively independent directors. Our CEO serves on the Airline Safety and the Technology Committees. The ESG Subcommmittee is also composed of independent directors.
■	Regular Committee Executive Sessions of Independent Directors – Members of the Audit Committee, Compensation Committee and Governance and Nominating Committee regularly meet in executive session.
■	Committees have authority to engage legal counsel or other advisors or consultants – Each Committee is authorized to retain advisors or consultants as it deems appropriate to carry out its responsibilities.
■	Independent compensation consultant – The Compensation Committee retains Pay Governance LLC (“Pay Governance”) to advise on marketplace trends in executive compensation, leadership proposals for compensation programs, and executive officer compensation decisions. Pay Governance also evaluates compensation for non-employee directors, our senior leadership, and equity compensation programs generally. The Compensation Committee consults with Pay Governance about the Compensation Committee’s recommendations to the Board on CEO compensation. Pay Governance is directly accountable to the Compensation Committee. To maintain its independence, Pay Governance does not provide any services for JetBlue other than those described above.
■	The Compensation Committee consultant maintains its independence – Annually, the Compensation Committee assesses the independence of its compensation consultant considering the following factors:
–	Is retained and terminated by, has its compensation fixed by, and reports solely to, the Compensation Committee
–	Maintains and adheres to the consultant’s independence policy to prevent conflicts of interest
–	Whether the consultant (or any individual employee of the consultant providing services) owns JetBlue common stock
–	Will not perform any work for Company leadership except at the request of the Compensation Committee Chair and in the capacity as the Compensation Committee’s agent
–	Whether the consultant provides any unrelated services or products to the Company, its affiliates, or leadership, except for surveys purchased from the consultant firm
–	Whether the consultant (or any individual employee of the consultant providing services) has any business or personal relationship with a Committee member or with an executive officer of JetBlue
–	The fees received for the JetBlue engagement, as a percentage of the consultant’s annual revenues

The Compensation Committee believes that Pay Governance has been independent during its engagement as a consultant to the Compensation Committee.

■	Audit Committee Financial Experts – The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The members of the Audit Committee meet the Nasdaq Stock Market (“Nasdaq”) listing standard of financial sophistication and two are “audit committee financial experts” under Securities and Exchange Commission (“SEC”) rules (Ms. Jewett and Mr. Baldanza).

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Responsibilities

AUDIT
Members*: Ben Baldanza (Chair) Monte Ford Ellen Jewett Robert Leduc Vivek Sharma Meetings held in 2021: 10

Pursuant to its charter, the Audit Committee oversees:

■  the integrity of our financial statements,

■  the appointment, compensation, qualifications, independence and performance of our independent registered public accounting firm,

■  compliance with ethics policies and legal and regulatory requirements,

■  the performance of our internal audit function,

■  our financial reporting process and systems of internal accounting and financial controls, and

■  other items including risk assessment and compliance.

The Audit Committee is also responsible for review and approval of any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. The responsibilities and activities of the Audit Committee are further described in “Audit Committee Report” set forth elsewhere in this proxy statement and the Audit Committee charter.

Each member of the Audit Committee is an independent director within the meaning of the applicable rules and regulations of the SEC and Nasdaq. The Board has determined that each member of the Audit Committee is financially literate within the meaning of the Nasdaq listing standards. In addition, the Board of Directors determined that Ms. Jewett and Mr. Baldanza each is an “audit committee financial expert” as defined under applicable SEC rules. The Audit Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Audit Committee is available on our website at http://investor.jetblue.com.

COMPENSATION
Members*: Teri McClure (Chair) Peter Boneparth Sarah Robb O’Hagan Thomas Winkelmann Meetings held in 2021: 5

Pursuant to its charter, the Compensation Committee:

■
determines our compensation policies and the level and forms of compensation provided to our Board members and executive officers (as discussed more fully under “Compensation Discussion and Analysis” beginning on page 36 of this proxy statement),

■  evaluates the performance of our named executive officers,

■  assesses and mitigates risks associated with our compensation plans,

■  reviews and recommends to the Board compensation for our non-employee directors,

■  reviews and approves stock-based compensation for our directors, officers and crewmembers,

■  oversees the administration of our 2020 Omnibus Equity Incentive Plan (“Omnibus Plan”) and 2020 Crewmember Stock Purchase Plan and predecessor or successor plans, and

■  prepares and recommends to the full Board for inclusion in this proxy statement a Compensation Committee report.

The Compensation Committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the Committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the Committee. Each Committee member is an independent director within the meaning of the applicable Nasdaq rules, including the enhanced independence requirements applicable to members of compensation committees. The Compensation Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Compensation Committee is available on our website at http://investor.jetblue.com.

*	Memberships as of the 2022 Annual Meeting.

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GOVERNANCE AND NOMINATING
Members*: Ellen Jewett (Chair) Peter Boneparth Teri McClure Thomas Winkelmann Meetings held in 2021: 4

Pursuant to its charter, the Governance and Nominating Committee is responsible for:

■  developing our corporate governance policies and procedures, and recommending those policies and procedures to the Board for adoption,

■
making recommendations to the Board regarding the size, structure and functions of the Board and its committees, identifying and recommending new director nominees in accordance with selection criteria established by the Board,

■  conducting the annual evaluation of the performance of the Board and its committees, ensuring that the Audit, Compensation, and Governance and Nominating Committees of the Board and all other Board committees are comprised of qualified directors, developing and recommending a succession plan for the CEO, and

■  developing and recommending corporate governance guidelines, policies and procedures appropriate to the Company.

Each member of the Committee is an independent director within the meaning of the applicable Nasdaq rules. The Governance and Nominating Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Governance and Nominating Committee is available on our website at http://investor.jetblue.com.

AIRLINE SAFETY
Members*: Thomas Winkelmann (Chair) Ben Baldanza Robin Hayes Robert Leduc Meetings held in 2021: 6

Pursuant to its charter, the Airline Safety Committee is responsible for:

■  monitoring and review of our flight operations and safety management system and reports to the Board on such topics.

The Airline Safety Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Airline Safety Committee is available on our website at http://investor.jetblue.com.

FINANCE
Members*: Peter Boneparth (Chair) Ben Baldanza Ellen Jewett Robert Leduc Meetings held in 2021: 7

Pursuant to its charter, the Finance Committee is responsible for:

■  providing leadership with advice and counsel regarding the Company’s financial condition, financing activities, capital plan and budget and related matters.

The charter of the Finance Committee is available on our website at http://investor.jetblue.com.

TECHNOLOGY COMMITTEE
Members*: Vivek Sharma (Chair) Monte Ford Robin Hayes Sarah Robb O’Hagan Meetings held in 2021: 3

Pursuant to its charter, the Technology Committee is responsible for:

■  reviewing significant emerging and competing technologies relevant to the Company and adjacent industries.

■  consider risks and opportunities of new technology and digital strategies.

■  monitoring overall trends in the deployment of technologies in the travel industry.

■  reviewing technology and innovation policies.

The charter of the Technology Committee is available on our website at http://investor.jetblue.com.

ESG SUBCOMMITTEE
Members*: Ellen Jewett (Chair) Teri McClure Thomas Winkelmann Meetings held in 2021: 3

Pursuant to its charter, the ESG subcommittee is responsible for:

■  providing leadership to the Board and leadership on environmental and sustainability initiatives, social and governance issues, including diversity, equity and inclusion.

The charter of the ESG subcommittee is available on our website at http://investor.jetblue.com.

*	Memberships as of 2022 Annual Meeting.

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Compensation Committee Interlocks and Insider Participation

None of the current members of our Compensation Committee (whose names appear under “Compensation Committee Report”) is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the Board or the compensation committee of any other entity that has one or more executive officers serving on our Board or our Compensation Committee.

Board Oversight

Stockholders elect the Board to oversee leadership of the Company and to serve stockholders’ long-term interests. Leadership is responsible for leading the Company towards achieving our mission, delivering on our strategy, creating our culture, inspiring and creating an innovative customer experience, establishing accountability, and controlling risk. The Board and its committees work closely with leadership to balance and align strategy, risk and other areas while considering feedback from stakeholders. Essential to the Board’s oversight role is a transparent and active dialogue between the Board and its committees, and leadership. To support that dialogue, the Board and its committees have access to, receive presentations from, and conduct regular meetings with the senior leadership team, other business and function leaders, subject matter experts, the Company’s enterprise risk management and internal audit teams, and external experts and advisors.

Through oversight, review, and counsel, our Board works with leadership to establish and promote business goals, organizational objectives, and a strategy that is mindful of how our business affects and is affected by the broader environment.

Board Oversight of Strategy

One of the Board’s primary responsibilities is overseeing leadership’s establishment and execution of the Company’s strategy. As JetBlue looks to innovate along the travel ribbon, the Board works with leadership to respond to a dynamically changing environment. At least quarterly, the CEO, the senior leadership team, and leaders from across JetBlue provide detailed business and strategy updates to the Board. At least annually, the Board conducts an even more in-depth review of the Company’s overall strategy. At all of these reviews, the Board engages with the senior leadership team and other business leaders regarding business objectives, technology updates, the competitive landscape, economic trends, and public policy and regulatory developments. At meetings occurring throughout the year, the Board also assesses the competitive landscape, the Company’s budget and capital plan, and performance for alignment to our strategy. The Board looks to the focused expertise of its committees to inform strategic oversight in their areas of focus.

Board Oversight of Risk

Our Board oversees the management of risk inherent in the operation of the Company’s businesses and the implementation of its strategic plan by relying on several different levels of review.

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In connection with its reviews of the operations of the Company’s business and corporate functions, the Board addresses the primary risks associated with those business and corporate functions. The Board also reviews certain entity level type risks, including cybersecurity and diversity, equity and inclusion, environmental and sustainability risks.

The Board appreciates the rapidly evolving nature of threats presented by cybersecurity incidents and is committed to the prevention, timely detection, and mitigation of the effects of any such incidents on the Company. With respect to cybersecurity, the Board receives regular reports from Company leadership, including updates on the internal and external cybersecurity threat landscape, incident response, assessment and training activities, and relevant legislative, regulatory, and technical developments.

Each of the Board’s committees oversees the management of Company risks that fall within that committee’s areas of responsibility. In performing this function, each committee has full access to leadership, as well as the ability to engage advisors. In addition, the Board monitors the ways in which the Company attempts to prudently mitigate risks, to the extent reasonably practicable and consistent with the Company’s long-term strategy.

Since 2020, the Board, through the Governance and Nominating Committee, has reviewed Board and committee functions through an ESG lens and revisited Board and committee level responsibilities for different aspects of ESG. As provided above (See “JetBlue’s Approach to ESG Matters — Governance — Board ESG Areas of Risk Oversight”) the Board has designated certain ESG risks across the ESG Subcommittee and Board committees, while retaining overall awareness, ESG fluency and strategy at the Board level.

The Audit Committee oversees the operation of the Company’s ethics and compliance program. In addition, the Audit Committee oversees the operation of the Company’s enterprise risk management program, including the identification of the primary risks to the Company’s business, such as financial, operational, privacy, cybersecurity, business continuity, legal and regulatory, and reputational risks, and reviews the steps leadership has taken to monitor and control these exposures. The Audit Committee also periodically monitors and evaluates the primary risks associated with particular business units and functions. The Audit Committee may, in its business judgment, escalate certain risks to the Board as a whole. The Company’s Corporate Audit team assists leadership in identifying, evaluating and implementing risk management controls and methodologies to address identified risks. In connection with its risk management role, at each of its meetings the Audit Committee meets privately with representatives from the Company’s independent registered public accounting firm, the head of Corporate Audit, as it deems appropriate, and may meet with other members of leadership. The Audit Committee provides reports to the Board which describe these activities and related conclusions.

Leadership reviews the compensation practices and programs annually to determine if they present a risk to materially adversely affect the Company and presents the review annually to the Compensation Committee. We believe that for the substantial majority of our crewmembers, the incentive for risk-taking is low, because their compensation consists largely of fixed cash salary and a cash bonus that has a capped payout. Furthermore, the majority of these crewmembers do not have the authority to take action on our behalf that could expose us to significant business risks.

Compensation Risk Analysis

In early 2022, the Compensation Committee reviewed the 2021 cash and equity incentive programs for senior leaders and concluded that certain aspects of the programs reduce the likelihood of excessive risk taking. These aspects include (i) the use of long-term equity awards to create incentives for senior leaders to promote long-term growth of the Company, (ii) our clawback policy, (iii) limiting the incentive to take excessive risk for short-term gains by imposing caps on annual cash incentive awards, and (iv) vesting the Compensation Committee with authority to exercise discretion to reduce payouts under our annual cash incentive awards program. In addition, in 2021, the Company received federal pandemic support in the form of monies under the CARES Act, the Consolidated Appropriations Act and the American Rescue Plan, which restricted officer compensation.

For these reasons, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

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Stockholder Interests

Stock Retention and Ownership Guidelines

We believe that directors and executive officers should have a significant financial stake in JetBlue to further align their interests with the interests of our stockholders, thus we have established robust stock ownership and retention guidelines for our directors and executive officers. Our non-employee directors are required to hold 5x the annual cash retainer, or $400,000, in JetBlue equity until their retirement or separation from our Board. Beginning in 2020, directors were afforded the opportunity to select to receive their annual equity compensation award as either restricted stock units (“RSUs”) with a one year vesting period or as deferred stock units (“DSUs”) also with a one year vest. Director DSUs, once vested, are deferred until the director’s departure from JetBlue. These director DSUs are settled as common stock six months following a director’s separation from the Board. The holding requirements for non-employee directors may be satisfied by holding common stock, vested and unvested RSUs and vested and unvested DSUs. As of December 2021, all of our non-employee directors met or exceeded our stock ownership guidelines, or were within the requisite time period since first becoming a director to acquire the applicable level of ownership, in accordance with our policy.

For 2021, our leaders had the following holding requirements: 6x base salary for our CEO and 2x base salary for our senior leaders. The policy has post-tax vesting holding requirements to provide executives with some liquidity options while they are on track to meet the guidelines. The holding requirements for executives may be satisfied by holding common stock, and vested and unvested RSUs. As of December 2021, all of our NEOs met or exceeded our stock ownership guidelines, or were within the requisite time period since first becoming subject to the guidelines to acquire the applicable level of ownership, in accordance with our policy. Our compensation restrictions related to our U.S. government support arising under the COVID-19 pandemic (see – Government Support: The CARES Act, the Consolidated Appropriations Act and the American Rescue Plan),may affect our NEOs’ compliance with the policy in the future. We anticipate periodically reviewing, and may revise our director and executive stock ownership guidelines from time to time.

Compensation Clawback

Our Board adopted a policy, often referred to as a clawback policy, which requires reimbursement of all or a portion of any bonus, incentive payment, or equity-based award granted to or received by any executive officer and certain other officers after January 1, 2010 where: (a) the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement, (b) in the Board’s view the executive engaged in willful misconduct that caused or partially caused the need for the restatement, and (c) a lower payment would have been made to the executive based upon the restated financial results.

Hedging and Pledging Practices

Our Insider Trading Policy prohibits hedging and pledging of our securities by all JetBlue insiders.

We Have Advanced Stockholder Rights

Majority Voting in Uncontested Director Elections

In an uncontested election, directors are elected by the majority of votes cast.

Pursuant to our Amended and Restated Bylaws (“Bylaws”), the Board will not nominate for election as director any nominee who has not agreed to tender, promptly following the annual meeting at which he or she is elected as director, an irrevocable resignation that will be effective upon the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which he or she faces reelection and acceptance of such resignation by the Board.

If a nominee fails to receive the required number of votes for reelection, the Board (excluding the director in question) may either accept such director’s resignation or disclose its reasons for not doing so in a report filed with the SEC within 90 days of the certification of election results.

Annual Elections

All directors are elected annually. JetBlue does not have a classified board.

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Proxy Access

We have a market standard “Proxy Access” bylaw that permits eligible stockholders to nominate candidates for election to the JetBlue Board. To be eligible to nominate candidates to be included in the Company’s proxy statement and ballot, stockholders must meet certain requirements.

PROXY ACCESS

Stockholders holding at least

3% of our common stock
held by up to 20 stockholders

Holding the shares continuously for at least

3 years

Can nominate the greater of two candidates or
20% of the Board

for election at an annual stockholders meeting if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws

Right to Call a Special Meeting

Our stockholders who hold 20% ownership in our Company’s common stock have the right to request the Company call a special meeting.

The right of stockholders to request that the Company call special meetings is also subject to the notice, information and other requirements and limitations set forth in our Bylaws. If a requesting stockholder does not comply with the requirements and conditions provided in the Bylaws, a special meeting request by that stockholder will be invalid. Likewise, requests to call a special meeting to vote on matters recently voted on by stockholders or that will considered by stockholders imminently at an upcoming meeting of stockholders will not be permitted. The requirements described above are important to, among other things, avoid duplicative and unnecessary special meetings regarding matters recently considered by stockholders or that stockholders will imminently consider at an upcoming stockholder meeting.

Right to Act by Written Consent

Our stockholders who hold at least 25% of outstanding shares of the Company’s stock may request that the Board set a record date to determine the stockholders entitled to act by written consent. To provide transparency, stockholders requesting action by written consent must provide the Company with certain information and representations including, but not limited to, the applicable information and representations currently required of any Company stockholder seeking to bring a nomination or other business before a meeting of stockholders pursuant to the advance notice provisions contained in the Company’s Bylaws.

Director Onboarding and Education

Directors Receive Robust Orientation and Continuing Education Resources

■	Director orientation – Our enhanced and revised director orientation program familiarizes new directors with JetBlue’s business, operations, strategies and policies, and assists them in developing Company and industry knowledge to optimize their service on the Board. As we add new Board members, we continue to solicit our Board members’ post-orientation feedback to improve our director orientation program.
The enhanced orientation process includes directors going to our orientation classes for new crewmembers and “shadowing” certain operational leaders to help them appreciate the industry’s complexities. The Board works with leadership on an ongoing basis to continue to enhance the orientation program.
■	Continuing education – We provide our directors with educational opportunities to enhance the skills and knowledge they use to perform their responsibilities, including a membership with the National Association of Corporate Directors. These programs may include internally developed materials and presentations, programs presented by third parties, and financial and administrative support to attend qualifying academic or other independent programs. Additionally, we provide quarterly briefings to the Governance and Nominating Committee about ongoing and new developments in governance, compliance and Delaware law.

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Evaluation Components – Board, Committees, Directors

Under the leadership of the committee Chair, the Governance and Nominating Committee oversees the Board’s annual evaluation process focused on three components: (1) the Board, (2) Board committees and (3) the Board chair. In addition, the Governance and Nominating Committee regularly discusses Board composition and effectiveness during its committee meetings.

In 2021, to continue to enhance its processes, the Board performed a robust self-evaluation, involving individual interviews and feedback provided to the General Counsel. The General Counsel provided the Board with themes and areas of opportunity for the Board to discuss and to consider in the future. This process generated meaningful comments and engaged discussion at all levels of the Board, including with respect to Board composition, Board meeting structure and content, Company internal controls and compliance and leadership succession planning and talent.

Our Corporate Governance Framework

Our governance framework is designed to ensure our Board has the necessary skills, expertise, authority and practices in place to review and evaluate leadership and our business operations in an independent manner. Our goal is to align the interests of directors, leadership, stockholders and our other stakeholders, and comply with or exceed the requirements of Nasdaq and applicable law and implement best practices. This framework establishes the practices our Board follows with respect to, among other things, Board composition and director nominations, Board meetings and involvement of senior leadership, director compensation, CEO performance evaluation, leadership succession planning, and Board committees.

Our Corporate Governance Documents
Amended and Restated Certificate of Incorporation	Audit Committee Charter
Amended and Restated Bylaws	Compensation Committee Charter
Corporate Governance Guidelines	Governance and Nominating Committee Charter
JetBlue Code of Conduct	Airline Safety Committee Charter
JetBlue Business Partner Code of Conduct	Finance Committee Charter
JetBlue Code of Ethics	Technology Committee Charter
Policy on Political Contributions	ESG Subcommittee Charter

How to Communicate with Our Board

Stockholders may communicate with our Board by sending correspondence to the JetBlue Board of Directors, c/o Corporate Secretary,JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. The name of any specific intended director should be noted in the correspondence. Our Corporate Secretary will forward such correspondence to the intended recipient or as directed by such correspondence; however, our Corporate Secretary, prior to forwarding any correspondence, has the authority to disregard any communications he deems to be inappropriate, or to take any other appropriate actions with respect to such inappropriate communication.

The Governance and Nominating Committee approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to our Board, as set forth in our Corporate Governance Guidelines.

Any interested party, including any JetBlue crewmember, may make confidential, anonymous submissions regarding questionable accounting or auditing matters or internal accounting controls and may communicate directly with the Chair of the Board by letter to the above address, marked for the attention of the Chair. Any written communication regarding accounting, internal accounting controls or other financial matters are processed in accordance with procedures adopted by the Audit Committee.

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THE BOARD OF DIRECTORS

Director Nominee Selection Process

The Governance and Nominating Committee is responsible for recommending to the Board a slate of director nominees for election at each annual meeting of stockholders. The Governance and Nominating Committee considers a wide range of factors when assessing potential nominees. This assessment includes a review of the potential nominee’s judgment, experience, independence and understanding of the Company’s business and of the industry in which the Company operates and such other factors as the Committee concludes are pertinent in light of the current needs of the Board based on the Company’s short and longer term strategy. The Board considers diversity of viewpoints, background, race, gender, LGBTQ+ status, ethnicity, experience, accomplishments, education and skills when evaluating nominees. The Governance and Nominating Committee formally engaged an external search firm to assist in identifying potential nominees in 2021 and has emphasized the importance of diversity in its instructions to the search firm. As with any board of directors, the Board’s needs change and develop over time. A potential nominee’s qualifications are evaluated to determine whether the potential nominee meets the qualifications required of all directors as well as the key qualifications and experience required to be represented on the Board, as described above. Further, the Governance and Nominating Committee assesses how each potential nominee would impact the skills, experience, culture and diversity represented on the Board as a whole in the context of the Board’s overall composition and the Company’s current and future needs.

Board Candidate Nomination Process

Candidates may come to the attention of the Governance and Nominating Committee through recommendations from a search firm, current Board members, stockholders, officers, crewmembers or other stakeholders. The Committee applies the same criteria in reviewing all candidates regardless of the source of the recommendation.

Stockholder-Nominated Director Candidates

The Board adopted revisions to our Bylaws, putting into place balanced and market-standard proxy access provisions. We believe that these provisions provide meaningful, effective and accessible proxy access rights to our stockholders, while balancing those benefits against the risk of misuse or abuse by stockholders with special interests that are not shared by all or a significant percentage of our stockholders. Our proxy access provisions permit a stockholder, or a group of up to 20 stockholders, owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders up to 20%of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s)and nominee(s) satisfy the requirements set forth in our Bylaws.

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Board Membership Criteria

The Board and its Governance and Nominating Committee believe there are general qualifications that all directors must exhibit and other key qualifications and experience that should be represented on the Board as a whole, but not necessarily by each individual director. In addition, the Board conducts interviews of potential director candidates to assess intangible qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

BOARD MEMBERSHIP CRITERIA
Independence
Integrity
Track record of success
Business judgment
Innovative thinking
Diversity
Familiarity with and respect for corporate governance requirements and practices
Ability and willingness to commit sufficient time to the Board

Our Board is composed of a diverse group of leaders in their respective fields. Many of our current directors have leadership experience at major companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience at academic or financial services institutions which we believe brings unique perspectives to the Board. Further, each of our directors has other specific qualifications that make him or her a valuable member of our Board, such as financial literacy, talent and brand management, customer service experience and crewmember relations, as well as other experience that provides insight into issues we face.

In 2021, Nasdaq and the SEC issued a rule requiring disclosure of diversity of board members. Under the new rule, most Nasdaq-listed companies must have at least two diverse members of the board by the later of: (i) August 6, 2025; and (ii) the date of the filing of the proxy materials for the annual stockholders’ meeting held in 2025. We currently meet this threshold (see –Board Composition). While the Board does not have a specific diversity policy, it considers diversity of viewpoints, background, race, gender, ethnicity, LGBTQ+status, experience, accomplishments, education and skills when identifying and evaluating nominees. Diversity is important because the Board believes that a variety of points of view that comes from a board that is diverse contributes to a more effective decision-making process. When recommending director nominees for election by stockholders, the Board and its Governance and Nominating Committee focus on how the experience, skill set and diversity of each director nominee complements those of fellow director nominees to create a balanced Board with diverse backgrounds, viewpoints and deep expertise. The Board believes that directors should contribute positively to the existing chemistry and collaborative culture among Board members. The Board also believes that its members should possess a commitment to the success of the Company, proven leadership qualities, sound judgment and a willingness to engage in constructive debate. In determining whether an incumbent director should stand for reelection, the Governance and Nominating Committee considers, with respect to each nominee, the above factors, as well as that director’s personal and professional integrity, the prior years’ attendance record, preparedness, participation and candor, any additional criteria set forth in our Corporate Governance Guidelines and other relevant factors as determined by the Board. Periodically, the Governance and Nominating Committee reviews the Company’s short- and long-term business plans to gauge what additional current and future skills and experience should be represented on the Company’s Board. The Governance and Nominating Committee seeks to use the results of the assessment process as it identifies and recruits potential director candidates.

Director Independence

Having an independent Board is a core element of our governance philosophy. Our Corporate Governance Guidelines provide that a substantial majority of our directors will be independent, including within the meaning of the applicable independence requirements of Nasdaq. Our Board has adopted director independence guidelines to assist in determining each director’s independence. These guidelines are available on the investor relations page of our website, http://investor.jetblue.com.

Each year, in assessing director independence, the Board affirmatively determines whether a director has no relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Annually, each director completes a detailed questionnaire that provides information about relationships that might affect the determination with respect to his or her independence.

The Board analyzed the independence of each director and nominee and determined that Mses. Jewett, McClure and Robb O’Hagan and Messrs. Baldanza, Boneparth, Ford, Leduc, Sharma and Winkelmann meet the standards of independence under applicable Nasdaq listing standards, including, as applicable to members of those committees, the enhanced standards for audit and compensation committee independence, and that each member is free of any relationship that would interfere with her or his individual exercise of independent judgment. Robin Hayes, our CEO, is our only director who is not deemed to be independent.

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Director Attendance

The Board held a total of 10 meetings during 2021. All of the directors attended at least 75% of the aggregate of all meetings of the Board and of each committee at the times when he or she was a member of the Board or such committee during fiscal year 2021. The Company has a policy encouraging all directors to attend each annual meeting of stockholders. All members of our Board attended our 2021 annual meeting of stockholders held on May 13, 2021.

2022 Director Nominees

There are currently ten members of our Board and, assuming the election of all nominees, immediately following the 2022 annual meeting the size of our Board will continue to be set at ten directors.

At the 2022 annual meeting, ten directors are to be elected to hold office until the 2023 annual meeting and until their successors have been elected and qualified. All nominees are current JetBlue Board members who were elected by stockholders at the 2021 annual meeting. Based on the recommendation of the Governance and Nominating Committee, the Board has nominated each of B. Ben Baldanza, Peter Boneparth, Monte Ford, Robin Hayes, Ellen Jewett, Robert Leduc, Teri McClure, Sarah Robb O’Hagan, Vivek Sharma and Thomas Winkelmann, to be elected as a director of the Company to serve on our Board until the 2023 annual meeting of stockholders and until such time as their respective successors have been duly elected and qualified or until his or her earlier death, disability, resignation, retirement, disqualification or removal from office.

The Board has no reason to believe that any of the nominees named in this proxy statement would be unable or unwilling to serve as a director if elected. However, if before the 2022 annual meeting, any nominee is unable to serve or for good cause will not serve as a director if elected, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee. If a quorum is present, a substitute nominee for election to a position on the Board will be elected by a majority of the votes cast at the 2022 annual meeting.

Included in each director nominee’s biography below is a description of select key qualifications and experience of such nominee based on the qualifications described above. The Board and the Governance and Nominating Committee believe that the combination of the various qualifications and experiences of the director nominees would contribute to an effective and well-functioning board and that, individually and as a whole, the director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s leadership.

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MANAGEMENT PROPOSAL 1

TO ELECT DIRECTORS

What are you voting on?

■ Stockholders are being asked to elect ten (10) director nominees for a one-year term.

Voting recommendation:

■ FOR the election of each director nominee. The Board and its Governance and Nominating Committee believe that each of the ten (10) director nominees possess the necessary qualifications and experiences to provide quality advice and counsel to the Company’s leadership and effectively oversee the long-term interests of the stockholders.

All nominees are current JetBlue Board members who were elected by the stockholders at the 2021 annual meeting.

YOUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

B. BEN BALDANZA Age 60 Director since: 2018 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Audit (Chair) ■ Airline Safety ■ Finance

EXPERIENCE:

Current Role:

■
Owner and CEO of Diemacher, LLC, an advisory firm helping businesses restructure, grow revenue, and reduce costs.
■
CEO Semper Paratus Acquisition Corporation, a special purpose acquisition corporation seeking a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Current Public Company Board:

■  JetBlue Airways Corporation

■  Six Flags Entertainment Corporation

Prior Business and Other Experience:

■
From 2006 to 2016, Mr. Baldanza was the CEO, President and a member of the Board of Directors of Spirit Airlines, Inc., a commercial passenger airline, and in 2005, its President and Chief Operating Officer. Prior to his role at Spirit, Mr. Baldanza held positions in Finance, Marketing and Operations at other airlines, including American Airlines, Northwest Airlines, Continental Airlines, Taca Airlines and U.S. Airways. He has more than 30 years of experience in the aviation industry.

Key Qualifications:

■
As the former Chief Executive Officer of a domestic airline, Mr. Baldanza’s experience and qualifications include finance and investment experience, a deep understanding of human resources and labor relations, airline operational experience, knowledge of the competitive landscape, experience with government and regulatory affairs, risk management, including commodities risk, customer service and brand enhancement, international experience and general airline industry knowledge. Mr. Baldanza has extensive commercial and operational experience with expertise in revenue management and productivity.

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PETER BONEPARTH Age 63 Director since: 2008 INDEPENDENT INDEPENDENT BOARD CHAIR JETBLUE BOARD COMMITTEES*: ■ Finance (Chair) ■ Compensation ■ Governance & Nominating

EXPERIENCE:

Current Role:

■
Former senior advisor to a division of The Blackstone Group, LLP, an investment management firm.

Current Public Company Boards:

■
JetBlue Airways Corporation, Independent Board Chair

■  Kohl’s Corporation

Prior Business and Other Experience:

■
Mr. Boneparth was a Senior Advisor of Irving Capital Partners, a private equity group, from February 2009 through 2014. He served as President and CEO of the Jones Apparel Group, an apparel company, from 2002 to 2007.

Key Qualifications:

■
As a senior retail executive, Mr. Boneparth’s qualifications and experience include finance and investment, talent management, international business experience, knowledge of brand enhancement and customer service, oversight of risk management and crewmember relations.

MONTE FORD Age 62 Director since: 2021 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Audit ■ Technology

EXPERIENCE:

Current Role:

■
Principal Partner at the Chief Information Officer Strategy Exchange, a membership program for technology executives and a technology industry consultant.

Current Public Company Boards:

■  JetBlue Airways Corporation

■  Akamai Technologies, Inc.

■  Iron Mountain Inc.

Prior Business and Other Experience:

■
Mr. Ford served as Executive Chair and Chief Executive Officer of Aptean Software, an enterprise business software provider, from 2012 to 2013, and as Chief Information Officer of AMR Corporation (now known as American Airlines Group), an airline holding company, from 2000 to 2011. Prior to that, Mr. Ford held executive management positions with The Associates First Capital Corporation, Bank of Boston and  Digital Equipment Corporation. He has served as a director of several institutions, as well as on the Research Board and CIO Strategy Exchange.

Key Qualifications:

■
As a thought leader and former technology executive, Mr. Ford’s qualifications and experience include diverse leadership experiences and an extensive background in information technology, including in the airline industry.

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ROBIN HAYES Age 55 Director since: 2015 JETBLUE BOARD COMMITTEES*: ■ Airline Safety ■ Technology

EXPERIENCE:

Current Role:

■  JetBlue CEO

Current Public Company Board:

■  JetBlue Airways Corporation

■  KeyCorp

Prior Business and Other Experience:

■
Mr. Hayes has been JetBlue’s CEO since June 2018. He served as president and Chief Executive Officer from 2015 to May 2018. From 2014 to 2015, Mr. Hayes was JetBlue’s President, responsible for the airline’s commercial and operations areas including Airport Operations, Customer Support (Reservations), Flight Operations, Inflight, System Operations, Technical Operations, as well as Communications, Marketing, Network Planning and Sales. He served as JetBlue’s Executive Vice President and Chief Commercial Officer from August 2008 until December 2013. Prior to joining JetBlue, Mr. Hayes was the Executive Vice President for The Americas for British Airways, a commercial airline. Over the span of a 19-year career with British Airways, he also served as Area General Manager for Europe, Latin America and the Caribbean. Mr. Hayes currently serves as the Board Chair of the IATA Board of Governors.
Key Qualifications: ■ As a senior airline executive, Mr. Hayes’ qualifications include over 30 years of aviation experience, knowledge of the competitive landscape, brand enhancement and management.

ELLEN JEWETT Age 63 Director since: 2011 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Governance & Nominating (Chair) ■ ESG (Chair) ■ Audit ■ Finance

EXPERIENCE:

Current Role:

■
Managing Partner of Canoe Point Capital, LLC, an investment firm focusing on early stage social ventures.

Current Public Company Board:

■  JetBlue Airways Corporation

■  Booz Allen Hamilton Holding Corporation

Prior Business and Other Experience:

■
Ms. Jewett was the Managing Director Head of U.S. Government and Infrastructure for BMO Capital Markets, a financial services institution, covering airports and infrastructure banking from 2010 to 2015. Prior to that, Ms. Jewett spent more than 20 years at Goldman, Sachs & Co., a global financial institution, specializing in airport  infrastructure financing, most recently serving as head of the public sector transportation group, and previously, as head of the airport finance group. Ms. Jewett served as the President of the Board of the Brearley School through June 2018. She is a director for Foundation Credit Opportunities (FCO) U.S. and Offshore Feeder Funds and a Trustee of Children’s Aid in New York City.

Key Qualifications:

■
As a finance professional, Ms. Jewett’s qualifications and experience include domestic and international finance, business and investment experience, talent management and experience in the areas of airports and infrastructure.

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ROBERT LEDUC Age 66 Director since: 2020 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Airline Safety ■ Audit ■ Finance

EXPERIENCE:

Current Role:

■
Former President of UTC’s jet engine manufacturer, Pratt & Whitney and Sikorsky Aircraft.

Current Public Company Board:

■  JetBlue Airways Corporation

■  Howmet Aerospace

■  AAR Corp.

Prior Business and Other Experience:

■
Mr. Leduc served as President of Pratt & Whitney, an aerospace manufacturer, from 2016 until early 2020. He had led helicopter manufacturer Sikorsky Aircraft, an aircraft manufacturer, from 2015-2016, when UTC sold Sikorsky to defense contractor Lockheed Martin Corp. Previously, Mr. Leduc served in leadership positions at Hamilton Sundstrand and UTC Aerospace Systems, each an aerospace company.

Key Qualifications:

■
As a former senior aviation executive, Mr. Leduc’s qualifications include over 42 years of aviation experience, with significant maintenance and engine related experience, brand enhancement, finance and talent management.

TERI MCCLURE Age 58 Director since: 2019 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Compensation (Chair) ■ ESG ■ Governance & Nominating

EXPERIENCE:

Current Role:

■
Former Chief Human Resources Officer of United Parcel Service.

Current Public Company Board:

■  JetBlue Airways Corporation

■  Fluor Corporation

■  GMS, Inc.

■  Lennar Corp.

Prior Business and Other Experience:

■
From 1995 until her retirement in 2019, Ms. McClure worked at UPS, serving most recently as Chief Human Resources Officer. She has also held additional positions and responsibilities on the UPS Executive Leadership Team, including General Counsel and Corporate Secretary, and Audit and Global Ethics and Compliance, among other roles.

Key Qualifications:

■
As a Chief Human Resources Officer and General Counsel as well as an aviation executive with nearly 25 years of experience, Ms. McClure’s qualifications and experience include legal acumen, talent management, labor issues, aviation management, risk management oversight and international business experience.

SARAH ROBB O’HAGAN Age 49 Director since: 2018 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Compensation ■ Technology

EXPERIENCE:

Current Role:

■  CEO of EXOS, the Human Performance Company

Current Public Company Board:

■  JetBlue Airways Corporation

Prior Business and Other Experience:

■
Prior to EXOS, Ms. Robb O’Hagan served as the Chief Executive Officer of the indoor cycling company Flywheel Sports from 2016 to 2018, and became the author and founder behind Extreme Living LLC, a content platform to unleash potential in diverse aspiring leaders. She previously served as global president of Equinox, a luxury fitness company, from 2012 to 2016, where she led the upgrading of the offering through a significant technology transformation, and global president of Gatorade, a sports nutrition business, from 2008 to 2012, where she successfully led the business through a major repositioning and business turnaround.

Key Qualifications:

■
As a CEO, entrepreneur and author, Ms. Robb O’Hagan’s qualifications and experience include marketing and brand expertise, digital transformation, lifestyle brands, talent management, technology, risk management oversight and international business and operating company experience.

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VIVEK SHARMA Age 47 Director since: 2019 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Audit ■ Technology (Chair)

EXPERIENCE:

Current Role:

■
CEO of InStride, a strategic enterprise education™ company.

Current Public Company Board:

■  JetBlue Airways Corporation

Prior Business and Other Experience:

■
Mr. Sharma previously served as Senior Vice President of eCommerce and Digital Guest Experience at The Walt Disney Company, a worldwide entertainment company, from 2013-2018, and is also an adjunct professor of data science at  the University of Southern California’s Marshall School of Business. Earlier in his career, he was the General Manager  of Yahoo Mail & Messenger, a web services provider, Vice President of Product Management of Yahoo Search, and Associate Partner with the Technology Practice of McKinsey   & Company, a management consulting firm.

Key Qualifications:

■
As a CEO, entrepreneur, author and professor, Mr. Sharma’s qualifications and experiences include digital transformation data science, ecommerce and digital guest experience, workforce online education and talent management.

THOMAS WINKELMANN Age 62 Director since: 2013 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Airline Safety (Chair) ■ Compensation ■ ESG ■ Governance & Nominating

EXPERIENCE:

Current Role:

■
Executive Chair of Zeitfracht Group, a logistics company based in Berlin, Germany.

Current Public Company Board:

■  JetBlue Airways Corporation

Prior Public Company Board:

■  Lufthansa CityLine GmbH

■  Air Dolomiti S.p.A. Linee Aeree Regionali Europee.

Prior Business and Other Experience:

■
Before joining Zeitfracht, Mr. Winkelmann served as CEO of airberlin, a commercial airline, from 2017 through 2018. He previously served as the Chief Executive Officer of Lufthansa German Airlines (Hub Munich), a commercial airline, since in 2016 and was a member of the Group Executive Committee of Lufthansa Group. From 2006 through 2015, he served as Chief Executive Officer of Germanwings GmbH, a commercial airline.

Key Qualifications:

■
As a senior airline executive, Mr. Winkelmann’s qualifications and experience include sales, marketing, revenue management, airline operations, knowledge of North America, Latin America and the Caribbean as well as general airline industry knowledge.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NOMINEE.

*	Memberships as of the 2022 Annual Meeting.

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Director Compensation

The Compensation Committee, with input from its independent compensation consultant, periodically reviews and evaluates director compensation. Our objective is to pay non-employee directors over time at or near the median of the proxy peer group, to award a significant component in equity, and to adjust as needed. Our Board reviews director compensation periodically, to ensure that the director compensation package remains competitive such that we are able to recruit and retain qualified directors.

COMPENSATION STRUCTURE FOR DIRECTORS FOR 2021
Annual base retainer (all non-employee directors)	$80,000
Annual equity award(1)	$125,000
Independent Board Chair supplemental fee	$50,000
Annual Audit Committee Chair supplemental fee	$20,000
Annual Compensation Committee Chair supplemental fee	$15,000
Annual G&N Committee Chair supplemental fee	$10,000
Annual Airline Safety Committee Chair supplemental fee	$10,000
Annual Finance Committee Chair supplemental fee	$10,000
Annual Committee membership fees:
Audit	$15,000
Compensation, G&N, Airline Safety and Finance	$10,000
New directors DSU grant(2)	$35,000
(1)	Directors annually elect DSUs or RSUs, each of which vest after one year of service. DSU settlement is deferred until a director’s separation from the Board.
(2)	New director stock unit grants vest ratably over three years of service. Settlement is deferred until a director’s separation from the Board.

As is customary in the airline industry, all members of the Board and their immediate family may travel without charge on our flights. We also provide directors with post-service travel benefits.

We reimburse our directors, including our full-time crewmember director, for expenses incurred in attending meetings. We do not provide gross-up payments to members of our Board.

In 2021, Mr. Leduc donated $5,585, Mr. Baldanza donated $2,700, and Ms. Robb O’Hagan donated $900 of the cash portion of their respective Board compensation to the JetBlue Crewmember Crisis Fund, a non-profit organization that assists JetBlue crewmembers facing emergency hardship situations.

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Fiscal Year 2021 Director Compensation

The following table summarizes compensation paid to our non-employee directors for services rendered during the year ended December 31, 2021. The footnotes to the table and narrative discussion preceding the table describe details of each form of compensation paid to, or earned by, our directors and other material factors relating to director compensation arrangements.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	(1)	All Other Compensation ($)	(2)	Total ($)
Robin Hayes(3)	–	–		–		–
Ben Baldanza	135,000	124,984		1,726		261,710
Peter Boneparth	166,667	124,984		14,524		306,175
Monte Ford(4)	95,000	159,972		2,169		257,141
Virginia Gambale(5)	50,000	124,984		492		175,476
Ellen Jewett	125,000	124,984		3,520		253,504
Robert Leduc	111,667	124,984		–		236,651
Teri McClure	110,000	124,984		–		234,984
Sarah Robb O’Hagan	90,000	124,984		5,198		220,182
Vivek Sharma	95,000	124,984		1,474		221,458
Thomas Winkelmann	120,000	124,984		6,190		251,174
(1)	Includes 6,530 deferred stock units or restricted stock units granted on February 25, 2021 to the then-sitting directors. Includes 1,828 new director deferred stock units also granted on February 25, 2021 to Mr. Ford. At December 31, 2021, 22,764 deferred stock units remained outstanding for each of Ms. Robb O’Hagan and Mr. Baldanza, 17,151 for each of Mr. Boneparth, Mr. Winkelmann and Ms. Jewett, 15,425 for Ms. McClure, 15,228 for Mr. Sharma, 8,358 for Mr. Ford and 3,086 for Mr. Leduc. Mr. Monte Ford joined the Board in January 2021 and received a grant of 1,828 new director deferred stock units. At December 31, 2021, 6,530 restricted stock units remained outstanding for Ms. Jewett, and Messrs. Boneparth, Leduc and Winkelmann. The amount represented reflects the grant date fair value of the equity award based on JetBlue’s stock price on the grant date as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation — Stock Compensation (“FASB ASC Topic 718”). Please refer to Note 7 of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC, for further discussion related to the assumptions used in our valuation. For information on the valuation assumptions with respect to grants made prior to 2021, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K.
(2)	Consists of the value of flight benefits for the listed directors.
(3)	Mr. Hayes was employed by the Company in 2021. He did not receive any additional compensation for his director service to the Company. Mr. Hayes’ compensation is reported in the Summary Compensation Table on page 51 of this proxy statement.
(4)	Mr. Ford joined the Board on January 19, 2021.
(5)	Ms. Gambale served on our Board until May 13, 2021. As a result and in accordance with the terms of the RSU award agreement, her 2021 award of restricted stock units was forfeited upon her departure from the Board.

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Certain Relationships and Related Transactions

We established a written policy that requires approval or ratification by our Audit Committee of any transaction in excess of $120,000, which involves a “Related Person’s” entry into an “Interested Transaction.” As defined in our policy, an Interested Transaction is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Company is a participant, and (iii) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “Related Person” is defined in our policy as any (i) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if he or she does not presently serve in that role) an executive officer, director or nominee for election as a director, (ii) greater than 5% beneficial owner of the Company’s common stock, or (iii) immediate family member of any of the foregoing. “Immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

Our policy further provides that only disinterested directors are entitled to vote on any Interested Transaction presented for Audit Committee approval.

Joanna Geraghty, the Company’s President and Chief Operating Officer, is married to a partner in the law firm of Holland & Knight LLP (HK). The Company has used multiple lawyers at HK, including on occasion Ms. Geraghty’s husband, to perform various legal services for many years, and which period significantly predates Ms. Geraghty’s joining the Company in February 2005. In 2021, Ms. Geraghty’s spouse did not have a material interest in HK’s relationship with the Company as he was no longer involved in providing or supervising services that HK performs for the Company, he does not receive any direct compensation from the fees the Company pays to HK, and those fees in the last fiscal year were less than .18 percent of HK’s annual revenues. Under the Company’s related person transactions policy, the Audit Committee of the Company’s Board of Directors reviewed the Company’s relationship with HK. The Company has guidelines that require the Company’s General Counsel to review and pre-approve any future engagement of HK for legal services. The Company elected to voluntarily disclose its relationship with HK in this annual proxy statement.

Transactions with Related Persons since the Beginning of Fiscal Year 2021

The Company and its subsidiaries periodically enter into transactions in the ordinary course of business with other corporations of which the Company’s executive officers or directors or members of their immediate families may be directors, executive officers, or stockholders. There are no reportable transactions with related persons for 2021.

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MANAGEMENT PROPOSAL 2

TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

What am I voting on?
■	Stockholders are being asked to approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this proxy statement).
Voting recommendation:
■	FOR the resolution to approve compensation of the named executive officers, on an advisory basis. The Compensation Committee takes very seriously its role in the governance of the Company’s compensation programs and values thoughtful input from stockholders. The Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are providing stockholders with a non-binding advisory vote to approve the compensation of the named executive officers as described in the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this proxy statement.

In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this proxy statement. For the reasons outlined above and elsewhere in this proxy statement, we believe that our executive compensation program is well designed, appropriately aligns executive pay with Company performance and incentivizes desirable behavior.

The Board recommends that stockholders vote FOR the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions. The Board has adopted a policy of providing for annual advisory votes from stockholders on executive compensation. The next such vote will occur at the 2023 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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NAMED EXECUTIVE OFFICER COMPENSATION DISCUSSION AND ANALYSIS

TABLE OF CONTENTS

EXECUTIVE SUMMARY	36

COMPENSATION PHILOSOPHY AND GOVERNANCE	37

COMPENSATION PROGRAM DESIGN	41

FY 2021 COMPENSATION DECISIONS	43

OTHER COMPENSATION POLICIES AND INFORMATION	48

This Compensation Discussion and Analysis describes our compensation philosophy, policies and plans as well as our compensation-setting process and the 2021 compensation of our named executive officers (“NEOs”). In addition, we explain why we believe that our executive compensation program is in the best interests of JetBlue and you, our stockholders.

Executive Summary

This Compensation Discussion and Analysis provides information about our fiscal year 2021 compensation program for our NEOs identified in the Summary Compensation Table as of December 31, 2021.

ROBIN HAYES Chief Executive Officer	JOANNA GERAGHTY President and Chief Operating Officer	URSULA HURLEY Chief Financial Officer	CAROL CLEMENTS Chief Digital & Technology Officer	BRANDON NELSON General Counsel and Corporate Secretary

Note: Stephen Priest, our CFO until June 2021 and a 2021 NEO, departed the Company in June 2021 and is not pictured above.

This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plan, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from the programs as summarized in this discussion.

The COVID-19 Pandemic, Federal Relief and the Impact on Leadership Compensation

In March of 2020, the effects of COVID-19 began to be felt in the United States, which had a drastic impact on JetBlue and the global aviation industry. We immediately experienced a significant drop in demand for air travel and a related decline in revenue due to the spread of COVID-19, burgeoning quarantines and lockdowns. In the year-plus since the start of the pandemic, the effects of pent up demand for travel, versus the onset of the Delta and Omicron variants, has lent to a see-saw effect on our business and revenues. For the current NEOs who were with the Company before the onset of the pandemic, their earned compensation was below target due to the continuing impact of the pandemic. The Compensation Committee expects that this situation, coupled with CARES Act compensation limitations, creates a challenging compensation and retention environment in the near future for JetBlue.

During 2021, JetBlue’s crewmembers had gone above and beyond during extraordinary times to continue operating, delivering a safe JetBlue Experience and enabling the airline to pivot from a growth mode to a survival mode and back to a growth mode.

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We experienced challenging summer peak travel that stressed our system, particularly our crewmembers, in a difficult labor environment. Correspondingly, our leaders managed through unexpected labor shortages and operational challenges as we moved toward a post-pandemic environment. The CARES Act, the Consolidated Appropriations Act and the American Rescue Plan (collectively, the “Government Support”), as discussed below, provided a lifeline to aviation workers into 2021, remains a restriction in our ability to appropriately compensate our leaders to market levels.

Government Support: The CARES Act, the Consolidated Appropriations Act and the American Rescue Plan

Since the beginning of the pandemic, we have participated in multiple government support programs which have implications for our executive compensation arrangements, including, The Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, the Payroll Support Program 2 as established by the United States Consolidated Appropriations Act, 2021 (the “Payroll Support Program 2”), and the Payroll Support Program 3 as established by the American Rescue Plan Act of 2021 (the “Payroll Support Program 3”) (the CARES Act, Payroll Support Program 2 and the Payroll Support Program 3 are collectively referred to as the “Government Support”). Under these programs, the company received a total of $1,548,985,115 in grants and $535,279,336 in loans.

In accordance with any grants and/or loans received under the Acts, we are required to comply with the relevant provisions of the Acts which, among other things, includes the following: the requirement to use the Payroll Support Payments, the Payroll Support 2 Payments, and the Payroll Support 3 Payments exclusively for the continuation of payment of crewmember wages, salaries and benefits; the requirement that certain levels of commercial air service be maintained until March 1, 2022; the prohibitions on share repurchases and the payment of common stock dividends; and the various restrictions on the payment of certain executive compensation vary depending on the type of support received.

The compensation restrictions under the Government Support programs apply to any officer or employee of JetBlue whose total compensation exceeded $425,000 in 2019, or during a subsequent reference period. Those officers or employees may not receive total compensation until April 2023 thereafter that exceeds, during any 12 consecutive months, the total compensation received by the officer or employee in 2019, or any subsequent reference period. Any officer or employee of JetBlue whose total compensation exceeded $3,000,000 in 2019 may not receive total compensation that exceeds, during any 12 consecutive months of such period, $3,000,000 plus 50% of the excess over $3,000,000 of the total compensation received by the officer or employee in 2019, or during a subsequent reference period. These limits applied to the compensation of our NEOs starting in 2020 following our receipt of Government Support, and will continue to apply until April 2023. As a result, the compensation restrictions have impacted the compensation of our NEOs to varying degrees, most notably our CFO Ursula Hurley.

Compensation Philosophy and Governance

Compensation Philosophy & Principles

During the pandemic, we continue to lead with our values, by promoting a safe environment for our customers and crewmembers with our Safety From the Ground Up Program. As we prepare our business for a recovery from the pandemic periods, our goal continues to ensure that our leaders’ focus remains on the growth of the Company and enhancing stockholder value.

We continue to:

SUPPORT OUR STRATEGY AND STAY TRUE TO OUR VALUES	ATTRACT AND RETAIN TOP TALENT	FOCUS ON PAY FOR PERFORMANCE
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We aim to align compensation programs with business strategies targeted at conserving cash in the current demand restricted environment, with the goal of returning to long-term value creation for our stockholders as the demand for travel returns.	Despite the Government Support compensation restrictions, we utilize various compensation strategies to retain our key leaders, as well as design programs to attract new talent to join the Company.	We hold our NEOs accountable for their performance in light of drastically revised Company goals, emphasizing leadership and accountability during the pandemic.

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Determining Executive Compensation

The Compensation Committee assists the Board with oversight and determination of compensation for the Company’s non-employee directors and executive officers. The Compensation Committee oversees the Company’s executive compensation policies and reviews and establishes the compensation for our CEO (subject to approval by our Board) and the other NEOs. The Compensation Committee is charged with review of pay levels and policies related to salaries, annual cash incentive awards and grants of equity and non-equity incentive awards and oversight of our equity incentive plans. In determining base salary, annual cash incentive awards, restricted stock units (“RSU”) and performance stock unit (“PSU”) equity awards, the Compensation Committee uses the relevant executive officer’s current level of total compensation as the starting point. The Compensation Committee bases any adjustments to the current pay level on several factors, including the scope and complexity of the functions the executive officer oversees, the contribution of those functions to our overall performance, individual experience and capabilities, individual performance and competitive pay practices. Any variations in compensation among our executive officers reflect differences in these factors. The Compensation Committee may consider the effect of the global pandemic and other linked economic and environmental pressures that may negatively impact results.

The Compensation Committee relied on the following tools in determining the base salary, annual incentive cash targets, and equity awards for the NEOs in 2021, cognizant of the restrictions associated with the Government Support:

■	Competitive Peer Group Survey;
■	Leadership Input; and
■	Annual Performance Reviews.

Compensation Consultant

The Compensation Committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the Committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the Committee. The Chair of the Compensation Committee reports the Committee’s actions and recommendations for the previous quarter to the full Board at the next regularly scheduled Board meeting.

The Compensation Committee engaged the services of Pay Governance as its independent advisor on matters of executive compensation for 2021. Pay Governance also evaluates compensation for non-employee directors, the next levels of senior leadership, and equity compensation programs generally. For 2021, the Compensation Committee assessed the independence of Pay Governance pursuant to the SEC and Nasdaq rules and concluded that no conflict of interest exists that would prevent Pay Governance from independently representing the Compensation Committee.

As discussed below under “Peer Competitive Group Survey—Market Assessment,” Pay Governance provided the Company and the Committee with compensation data regarding the companies in our competitor peer group. Along with the other factors cited above, the Company used this data to develop its recommendations to the Compensation Committee for 2021 compensation levels for executives other than the CEO. The Compensation Committee and Pay Governance recommended CEO compensation changes to the Board. Pay Governance also provided suggestions on the design of the annual cash and long-term incentive awards that were used in 2021,and for the long-term performance based incentive program, including the performance measures and weightings, the factors for the Compensation Committee to review when determining whether to adjust the formulaic amount, and the general range of adjustments to apply. Pay Governance reports directly to the Compensation Committee and all services performed by Pay Governance were under the direction of the Compensation Committee.

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Performance Based Pay

Our compensation program is designed to reward our NEOs for the Company’s continued success. Consistent with our compensation philosophy, the Compensation Committee sets the compensation of our executive officers, including our NEOs, based in part on achievement of annual financial and operational objectives that we believe further our long-term business goals and the creation of sustainable long-term stockholder value. The majority of our NEOs’ total compensation is tied to performance and is “at risk.” Despite the targeted compensation goals, actual compensation was limited by the compensation restrictions associated with the Government Support.

Competitive Peer Group Survey – Market Assessment

In September 2021, the Compensation Committee reviewed a report on the Company’s compensation programs for senior leadership, which incorporated data provided by Pay Governance. Pay Governance collected compensation data from the companies in our competitor peer group, as well as similarly-sized general industry companies. Pay Governance used a combination of peer group proxy and general industry survey data to develop the competitive market. The current general industry reference group continues to place greater emphasis on consumer-oriented companies, reflecting the role of customer service in JetBlue’s success. Given the impact of the pandemic on the aviation industry, the below chart shows the contrast of 2019 (the last full year prior to the pandemic) to 2021 revenue.

Our competitor peer group consists of the following U.S. airlines:

Company	FY2019 Revenue ($) (in millions)	FY 2021 Revenue ($) (in millions)	Competing in our Market
American Airlines Group	45,768	29,882
Delta Air Lines, Inc.	47,007	29,899
United Continental Holdings, Inc.	43,259	24,634
Southwest Airlines Co.	22,428	15,790
Alaska Air Group, Inc.	8,781	6,176
JetBlue Airways Corporation	8,094	6,037
Spirit Airlines	3,830	3,230
Hawaiian Holdings Inc.	2,832	1,597

These companies, like JetBlue, are airlines with significant revenue (over $1 billion, pre-COVID-19) and with significant operations employing a large number of individuals and operating a large number of aircraft in our competing markets. We believe this group provides a reasonable point of comparison to assist in our assessment of our compensation programs.

We recognize that this peer group has limitations from a statistical perspective given the limited number of airline peer companies and the wide variation in size. As a result, the Compensation Committee uses the competitive data as a reference point to monitor the compensation practices of these competitors. This data was not the sole determining factor in executive compensation decisions. Instead, as described above, it was one of many factors reviewed by the Compensation Committee as part of their assessment. The Compensation Committee also considers the Company’s Northeast location, route network, cost structure, and size relative to other airlines, however we do not rely on this information to target any specific pay percentile for our executive officers. While we do not target a particular level of compensation within the peer group, the data is used

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primarily to ensure that our executive compensation program as a whole is competitive when the Company achieves its targeted performance levels. While we do not target a specific market percentile ranking for the individual compensation elements that comprise total direct compensation, we review each element to ensure it is reasonable relative to our peer group. We aim to position pay to maintain our competitive cost advantage versus our peer group and recognize we compete in the same talent pool that some of the peer competitors which are significantly larger and more mature than we are.

Consistent with our compensation objectives discussed above, we incorporate flexibility into our compensation programs and in the executive assessment process to respond to, and adjust for, changes in the business and economic environment and individual accomplishments, performance and circumstances. The Compensation Committee expects to continue to adjust relevant pay levels on a go forward, measured basis, contingent on corporate and individual performance in future years.

Best Practices in Compensation Governance

In addition to the core compensation program, the Company provides or has implemented the following:

WE DO	WE DO NOT
Emphasize performance-based, at risk pay	No tax gross ups in plans or arrangements entered into since 2013
Apply rigorous, stockholder - aligned performance objectives for executive cash incentive award payments	No repricing without stockholder approval
Consider risk in our executive compensation program	No executive-only retirement benefits
Compensation Committee engages an independent consultant	No evergreen provisions in our compensation plans
Have executive stock ownership guidelines (including 6x base salary for CEO)	No excessive perquisites
Have director stock ownership requirements	No guaranteed bonuses or annual cash incentive awards
Grant equity awards with vesting schedules over at least one year and the majority over 3 years	No hedging or pledging JetBlue securities
Maintain an executive compensation clawback policy, which includes recoupment and forfeiture provisions
Use a structured approach to CEO performance evaluation and related compensation decisions
Emphasize a transparent and just culture
Review share utilization annually
Devote significant time to leadership succession and leadership development efforts
Limited executive perquisites; executive health and welfare benefits same as other salaried employees
Have double-trigger change in control provisions in our equity plans
Have our equity plans administered by an independent committee
Cap our incentive plans at 150-200% of Target
Use multiple metrics with little overlap to avoid “feast or famine” payout situations
Tie ESG and DEI to executive compensation

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Annual Performance Review

Chief Executive Officer

Our Board evaluates our CEO’s performance and compensation on an annual basis. The CEO recuses himself from Board discussions relating to evaluations of his performance and his compensation package. The Chairs of the Board, Governance and Nominating Committee and the Compensation Committee conduct a performance review without the CEO’s participation and provides its recommendations to the full Board. The Board’s evaluation includes both objective and subjective criteria of the CEO’s performance, which include JetBlue’s financial performance, JetBlue’s performance with respect to our long-term strategic objectives and the development of our senior leadership team. Prior to the Board’s evaluation, the Compensation Committee evaluates the CEO’s compensation. The Compensation Committee uses the competitive market data discussed above to recommend total direct compensation for the CEO.

Other Named Executive Officers

The Compensation Committee, together with our CEO, evaluates the performance of the Company’s executive officers. The CEO provides a performance assessment and compensation recommendation to the Compensation Committee for the other NEOs within the overall team performance framework. The performance evaluation is based on factors such as achievement of corporate performance objectives; advancement of strategic initiatives; leadership and talent development; individual business area responsibilities; and performance as an executive team member and overall executive team performance.

The Compensation Committee also reviews total direct compensation data from the competitive data with respect to other senior executive officers. The Compensation Committee makes final determinations regarding other NEOs’ total compensation.

Compensation Program Design

We believe that a significant amount of our NEO compensation should be tied to the Company’s performance and an increasing amount of it should be at risk. Our cash incentive and equity compensation goals (discussed in more detail beginning on page 44) are designed to drive business objectives that we believe further our long-term business goals and the creation of sustainable long-term stockholder value. The mix of compensation elements below is based on how the Compensation Committee views executive pay.

Overall 2021 Compensation Structure

In early 2021, the Compensation Committee approved target total direct compensation for the 2021 fiscal year, which is comprised of:

JetBlue’s pay mix targets a higher percentage of equity and performance based compensation.

TOTAL ACTUAL COMPENSATION MIX*

*	Compensation mix reflects salary and bonus reductions along with reductions as a result of compensation restrictions under our Government Support.

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JetBlue’s long-term equity payouts are tied to performance targets aimed at aligning our leadership team with our stockholders interests. Our 2021 PSU awards were made in our normal course of business, in light of our compensation restrictions. See “--The COVID-19 Pandemic, Federal Relief and the Impact on Leadership Compensation.”

LONG-TERM INCENTIVES*

DESIGN COMPENSATION PLANS WITH PROVISIONS TO MITIGATE UNDUE RISK

■	Our executive compensation performance metrics drive longer term performance.
■	Our short term metrics are diverse and include operating cash flow, EBITDA, crewmember WOW, on-time performance, and various strategic initiatives.
■	Our annual and long-term performance awards are based on different metrics, with little or no overlap, that we believe align with long-term business priorities.
■	Our clawback policy serves as a risk mitigator.
■	Our incentive compensation payments are capped at a maximum of 150% to 200% of target.
■	Due to Government Support restrictions, as noted elsewhere, there are additional limits on our named executive officer compensation into at least 2023.

*	For more information on the non-GAAP measures and how we calculate ROIC for purposes of our long-term performance awards, please refer to Appendix A “Regulation G Reconciliation of Non-GAAP Financial Measures” and Appendix B “ROIC Formula for PSUs.”

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FY 2021 Compensation Decisions

Summary of Fiscal Year 2021 Compensation Program

Reward Element	Objective	Key Features	How Award Value is Calculated	2021 Decisions
Base Salary	To attract and retain the best talent.	Fixed element of compensation paid in cash.	Reviewed against individual’s level of skill, experience and responsibilities; compared against a group of comparably sized corporations and industry peers.	In accordance with the compensation restrictions as imposed by Government Support, reductions to NEO base salaries continued through the first quarter of 2021, and no merit increases were granted.
Annual Cash Incentive Awards	To motivate and incentivize performance over a one-year period.	Award value and measures are reviewed annually to ensure they support our strategy.	Performance is measured against financial and non-financial corporate performance targets and individual goals.	The portion of the award tied to corporate performance paid out at 98.7%. For the individual component, all NEOs met or exceeded target. However, due to Government Support restrictions, our NEOs were not paid out in accordance with their achievements.
Long-Term Incentive Equity Award RSUs	To incentivize performance and retention over the long-term; aligns leader’s interests with our long-term interests of stockholders.	Performance is measured annually and equity vests ratably over three years, subject to forfeiture.	Based on achievement of metric driven operational and strategic goals.	All NEOs met or exceeded targets.
Long-Term Incentive Equity Award PSUs	To motivate and incentivize sustained performance over the long-term; aligns interests of our executives with long-term interests of stockholders.	Performance is measured at the end of a three year period. PSUs payout, if at all, in common stock.	Based on achievement of two performance metrics.	2019-2021 was anticipated to be paid in 2022, however, due to the performance criteria having not being met, there will be no payout.
Executive Retention Awards (“ERA”)	To ensure retention of key leaders to guide the Company through the pandemic.	ERA will be paid, if and only if, the Government Support restrictions have lapsed, the NEO is still employed by the Company at the time of payment, certain Company performance metrics are met, and subject to final approval by the Compensation Committee or the Board.	ERA value is focused on the retention value of the particular NEO.	ERAs were provided to key leaders to align with retention initiatives due to Government Support restrictions.

We also provide health and welfare benefits, available to our full-time crewmembers, including medical, dental, life insurance and disability programs; a 401(k) plan; and change in control severance plans. We provide retirement benefits (a 401(k) plan open to all crewmembers) and limited perquisites including space available flight privileges for all crewmembers, and, as is common in the airline industry, positive space flight privileges for executive officers and their immediate family members; possible relocation assistance for supervisor level and above; and a wellness physical for executives designed to further business continuity, available every other year.

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Base Salary

KEY HIGHLIGHTS:

■  Prior to COVID-19, the Compensation Committee typically approved regular annual salary increases for the NEOs.

■ Salaries for 2021 were restored to 2019 levels following the lapse of 2020 voluntary base salary reductions that extended through the first quarter of 2021.

■ No NEOs received merit increases in 2021 above 2019 levels.

The Compensation Committee annually reviews the base salaries of the NEOs, and adjusts them periodically as needed to maintain market position and consistency with evolving responsibilities for the relevant positions. As noted elsewhere, due to the impact of the pandemic, the NEOs voluntarily took pay reductions from April 2020 through March 2021 to help the airline retain cash and lower costs. From April through September 2020, Mr. Hayes and Ms. Geraghty took 50% salary reductions, Mr. Priest 35% and Mr. Nelson 20%. From October 2020 through March 2021, the voluntary pay reductions were adjusted to 20% for Mr. Hayes and Ms. Geraghty, 15% for Mr. Priest and 10% for Mr. Nelson and Ms. Hurley. As our NEOs continued to support voluntary pay reductions, their 2021 salaries continued to be below target.

Executive	2020 Target Base Salary ($)	2020 Adjusted Salary ($)(1)	2021 Target Base Salary ($)	2021 Adjusted Salary ($)(1)
Robin Hayes	625,000	435,417	625,000	593,750
Ursula Hurley	283,500	246,937	283,500	276,412
Joanna Geraghty	565,000	393,417	565,000	536,750
Carol Clements(2)	–	–	500,000	342,629
Brandon Nelson	450,000	390,000	450,000	438,750
Stephen Priest(3)	520,000	405,750	520,000	214,834

(1)	As noted above, amounts reflect COVID-19-related voluntary pay reductions.
(2)	Ms. Clements joined the Company in April 2021.
(3)	Mr. Priest departed the Company in June 2021.

Annual Cash Incentive Awards

KEY HIGHLIGHTS:

■ The Company set rigorous goals for the 2021 annual cash incentive awards.

■ Due to COVID-19’s significant impact on our business, we made several structural changes to our corporate performance factor.

■ Given the uncertainty of the pandemic, as well as a non-linear recovery, we set and measured our 2021 financial and operational metrics by two halves of the year.

For 2021, for Messrs. Hayes, Priest and Nelson and Mses. Geraghty and Clements, the annual cash incentive award was based 75% on our corporate performance factor and 25% on individual performance of goals set at the beginning of the year. For Ms. Hurley, before her promotion to CFO, her annual cash incentive award was based 50% on our corporate performance factor and 50% on individual performance of goals set at the beginning of the year. After her promotion to CFO, her annual cash incentive award was based 75% on our corporate performance factor and 25% on individual performance of goals, although limited by the compensation restrictions associated with the Government Support. Mr. Priest departed the Company in June 2021 and did not receive any portion of his annual cash incentive award.

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For 2021, the Compensation Committee approved the following target bonus opportunities for most of our NEOs (which remain unchanged from 2020):

Executive	Target Incentive Award Opportunity (% of Salary)
Robin Hayes	150
Ursula Hurley	30
Joanna Geraghty	100
Carol Clements	50
Brandon Nelson	60
Stephen Priest	90

The Compensation Committee may adjust the formulaic funding upwards or downwards by up to 35%, including reduction of payout to 0%, based on qualitative and quantitative factors.

Corporate Performance Factor

In early 2021, we established the 2021 corporate performance factor (“CPF”). The CPF is the set of company initiatives we set for leadership as a whole based on goals we want to substantially achieve within the year. The Compensation Committee considered the uncertainty around the timing and strength of industry recovery, and whether the Company was able to recalibrate compensation to reflect expected demand.

At year end, we reported on our achievement of the CPF to the Compensation Committee. The Compensation Committee relied on our performance assessment framework to evaluate our results on each metric and then performed a collective assessment across all goals to determine a CPF, which was then applied to our annual cash incentive bonus awards. For 2021, the CPF was determined as follows:

Measure	Weight	Target	Performance Achieved	Payout Achieved as a % of Target	Actual Payout Approved as a % of Target
Operating cash flow (first half 2021)	16.67%	$300M	150.0%	25.0%	98.7%
EBITDA (second half 2021)	16.67%	$171M	84.1%	14.0%
Customer Index (first half 2021)(1)	16.67%	44.5/78.9	29.0%	9.7%
Customer Index (second half 2021)(1)	16.67%	44.2/76.2
Strategic Initiatives (full year 2021)	33.33%	–(2)	150.0%(3)	50.0%

(1)	Customer Index is a non-financial measure, and is a combined score for controllable service delivery and on time performance, which are customer satisfaction drivers.
(2)	Strategic Initiatives is a non-financial measure, and is comprised of five initiatives aimed at long-term growth in: DEI, fare options, new fleet induction, the implementation of the Northeast Alliance and achieving a “digital first” strategy.
(3)	All of the Strategic Initiatives goals were achieved above target, as determined by the Compensation Committee.

A “Met” target assessment would have resulted in a corporate performance factor of 100%, which would have resulted in a payout of 50% - 75%, of the annual cash incentive awards at the target level (for the corporate portion of the annual cash incentive award).

As noted, a NEO’s performance against individual goals counts toward the annual incentive award. Our CEO evaluates the other NEOs’ performance based on objective criteria, self-evaluations, and a subjective assessment based on perceived level of difficulty and enterprise impact of the goals. The Compensation Committee measures the CEO’s achievement, and the Compensation Committee makes a CEO compensation recommendation to the Board. Our CEO provides the entire assessment to the Compensation Committee.

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Long-Term Equity Awards

KEY HIGHLIGHTS:

■ Prior to COVID-19 in February 2020, the Company awarded RSUs and PSUs consistent with its typical annual equity grant practices.

■ Given the significant impact of COVID-19 on our business, the 2019 PSU awards, set to pay out in 2022, will pay out at 0%, and no substitute compensation was made to our NEOs.

■ In light of the pandemic, the Company elected to pause 2020 grants of PSU awards, and no substitute awards or adjustments to other elements of compensation were made to replace the value of the 2020 PSU awards in 2020.

■ In 2021, we reinstated the PSU program with a view toward leadership retention, establishing metrics and targets intended to pay out in 2024.

All of the equity-based elements of our compensation program for our NEOs either vest over a multi-year period or include long-term performance measures.

Equity grants directly align NEOs’ interests with the interests of stockholders by rewarding achievement of long-term performance goals and increases in the value of our share price. Such grants enable us to attract, retain and motivate highly qualified individuals for leadership positions within the Company.

We use RSUs, based on the achievement of individual goals set the previous year, and with a three-year service-based vesting period, to retain and motivate our crewmembers, including our NEOs. We also use PSUs, which vest based on Company performance as an equity vehicle.

Restricted Stock Units

We grant equity in the form of RSUs in connection with our annual performance review, and upon hire or promotion. Our annual equity grants are made following the Compensation Committee meeting during the first quarter of each year and vest in equal annual installments over the next three years and are forfeitable if the crewleader were to leave the Company before the awards are fully vested.

Based on the NEO’s role, we determine the NEO’s target opportunity. Individuals may receive between 50 to 200% of target based on their performance, as assessed by the Compensation Committee and Mr. Hayes. Actual awards are issued following the end of the performance year and are shown below.

The ranges were selected based on peer compensation data and in light of the Company’s internal pay equity considerations and its financial performance. In 2021, our NEOs had goals to support the Company’s financial security, ensure the safety of customers and crewmembers and maintain our culture, exhibiting leadership through the pandemic.

Mr. Hayes reviewed the performance of the senior executive officers, as well as other members of the senior leadership team. Mr. Hayes, in performing his reviews, also used his judgment in evaluating the degree of difficulty of achieving the individual’s goals. Each of the NEOs met or exceeded his or her individual performance goals, resulting in the equity awards shown in the applicable tables. However, the awards below reflect reductions for compliance with the compensation restrictions associated with our Government Support.

The Compensation Committee, in consultation with the Board, reviewed Mr. Hayes’ performance and leadership in 2021 in light of the Company’s overall performance and approved an award of $1,300,000 of RSUs to Mr. Hayes.

Based on the Compensation Committee’s, and, in connection with Mr. Hayes, the Board’s assessment of each NEO’s individual performance in 2021, the Company made the following RSU awards on February 23, 2022 based on targets set by the Compensation Committee in early 2021:

Name and Title	2021 Target Opportunity for RSUs ($)	2022 RSU Award (Fair Market Value $)
Robin Hayes	850,000	1,300,000
Ursula Hurley	100,000(2)	–(3)
Joanna Geraghty	675,000	850,000
Carol Clements	500,000	600,000
Brandon Nelson	400,000	150,000(4)
Stephen Priest(1)	650,000	–

(1)	Mr. Priest departed the Company in June 2021 and forfeited the entirety of his award.
(2)	Ms. Hurley’s 2021 Targets were based on her roles prior to promotion to CFO.
(3)	Ms. Hurley’s compensation was restricted due to compensation restrictions associated with Government Support, which prevented us from awarding her any RSUs in 2022.
(4)	Mr. Nelson’s RSU award was similarly restricted due to compensation restrictions associated with Government Support.

We believe this approach is consistent with our pay for performance philosophy whereby we link our corporate results and individual goal achievement to each NEO’s compensation.

These awards were carefully calibrated so the individuals would not exceed the Government Support compensation limits.

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Performance Stock Units

For the performance period 2021-2023, the Company’s long-term incentive metrics included an earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted debt to capital ratio and an ESG index, weighted at 40%, 40% and 20%, respectively. The number of PSUs earned at the end of the three-year performance period will vary based on the actual performance over that period. The value earned will be delivered in common stock following the completion of a three-year performance period subject to our performance against the pre-established corporate goals and certification by the Compensation Committee. Payouts in respect of the 2021 PSU awards may range from 0 to 200% of the target award based on the Company’s performance measured against the EPS target and absolute ROIC growth.

The 2021 PSU opportunities, at target, are: $1,100,000 for Mr. Hayes, $470,000 for Mr. Priest, $625,000 for Ms. Geraghty, and $100,000 for Mr. Nelson. The PSU maximum is 200% of target and the minimum is 50% of target. If performance were to come in below the minimum award opportunity for the PSU goals, the PSU would pay out at zero. Mr. Priest departed the Company in June 2021 and forfeited the entirety of his 2021 PSU award.

We believe that the targets were designed to be challenging but attainable if the performance period results in what we consider to be successful years. We must meet or exceed the industry average to hit our target.

VESTING OF 2019 LONG-TERM INCENTIVE PROGRAM (“LTIP”) PERFORMANCE STOCK UNIT GRANTS

In March 2019, the Compensation Committee approved grants of PSUs, subject to a three-year performance period. The 2019-2021 performance cycle completed on December 31, 2021, but vesting remained subject to certification of performance results by the Compensation Committee.

The 2019 performance unit grants had two components. The performance goals were independent of each other and equally weighted for absolute ROIC growth and earnings per share. Depending upon actual Company performance relative to these performance goals, the exact number of shares that could have vested ranged from 0 to 200% of the target award.

At the conclusion of the performance period, the Compensation Committee calculated the Company’s performance relative to these goals during the three-year performance period to determine the vesting percentage for the 2019 performance unit grants. We measure our performance in both absolute ROIC growth and absolute earnings per share. During the performance period, both ROIC growth and earnings per share were not achieved due to significant impact of the pandemic.

With each achievement equally weighted, based on the Compensation Committee’s calculation of these performance measures, the 2019 PSU grants vested at 0%. The following table summarizes the performance results with respect to each of the performance measures applicable to the 2019 LTIP PSU grants.

Performance Measures - 2019-2021	Result	Weight	Vesting
Absolute Earnings per Share	($2.51)	50.0%	–%
Absolute ROIC Growth	(6.6%)	50.0%	–%
		TOTAL	–%

The following table summarizes the number of units awarded for the 2019-2021 PSU grants and the number of units to be paid out with respect to such grants for our NEOs. Since these awards were subject to Compensation Committee certification at December 31, 2021, the awards are reflected as outstanding awards in the “Outstanding Equity Awards at Fiscal Year End” table. Based on the results of the two metrics, the 2019-2021 PSU awards paid out at 0%.

	Vesting of 2019 Performance Unit Grants
Name	Units at Grant Date (#)	Vesting Percentage (%)	Units Upon Vesting (#)
Robin Hayes	79,225	–	–
Ursula Hurley(1)	–	–	–
Joanna Geraghty	46,948	–	–
Carol Clements(2)	–	–	–
Brandon Nelson	8,802	–	–
Stephen Priest(3)	41,079	–	–

(1)	Ms. Hurley was not eligible for a PSU award in 2019.
(2)	Ms. Clements joined the Company in April 2021.
(3)	Mr. Priest departed the Company in June 2021 and therefore his PSU award was forfeited.

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Executive Retention Agreements

The Government Support has been critical for the Company, and the aviation industry in general. However, the Government Support required us to restrict how we compensate our leaders. See --Government Support: The CARES Act, the Consolidated Appropriations Act and the American Rescue Plan. In 2021, we instituted a new, fully “at-risk,” compensation tool that we call the Executive Retention Award (“ERA”). The ERAs that were granted to our NEOs are intended to retain and motivate key leaders to remain with the Company to guide JetBlue through the pandemic’s effect on the aviation industry. The amounts of the “at risk” ERAs were designed to help ensure key leaders of the Company with deep airline industry expertise to continue to steward the Company during the unprecedented economic disruption caused by the COVID-19 pandemic. The ERAs were designed to retain and motivate our key leaders and to further align their interests with those of our stockholders. When setting the terms of the ERAs, the Compensation Committee and the Board considered that each leader’s pay package was substantially reduced in 2020 into the first quarter of 2021 through a combination of base salary reductions, the suspension of performance stock unit awards for the 2020-2022 performance cycle (with no substitution awards or other adjustments made to replace their value), and the 0% Corporate Performance Factor payout under the annual cash incentive award program (resulting in awards being paid out significantly below target), notwithstanding our NEOs extraordinary leadership during these unprecedented times. In addition, the Compensation Committee and the Board considered the compensation and retention challenges expected over the next several years due to continued uncertainty as to the long-term effects of the COVID-19 pandemic on the industry coupled with certain Government Support limitations affecting the Company’s ability to provide market-competitive compensation opportunities. These concerns are particularly acute for the Company given these crewmembers’ expertise and demonstrated leadership, which are, to varying degrees, valued and transferrable to other companies both within – and outside – the airline industry. The ERAs are structured to be fully “at risk” compensation, dependent on: (i) the lapse of the compensation limitations under our Government Support; (ii) the continued employment of the NEO at the time of payment; (iii) certain Company performance criteria; and (iv) ultimately, the approval of our independent Compensation Committee.

Other Compensation Policies and Information

Results of the 2021 Advisory Vote on Executive Compensation (“Say-on-Pay”)

At our 2021 annual meeting of stockholders, our stockholders were asked to approve, on an advisory basis, the Company’s fiscal 2020 NEOs’ compensation (“say-on-pay”). Approximately 96.85% of the aggregate votes cast on the “say-on-pay” proposal at that meeting were voted in favor of the proposal. JetBlue engages with stockholders and other stakeholders to discuss a variety of aspects of our business and welcomes stockholder input and feedback.

The Compensation Committee strives to continue to ensure that the design of the Company’s executive compensation programs is focused on long-term stockholder value creation, emphasizes pay for performance and does not encourage the taking of short-term risks at the expense of long-term results. The Compensation Committee intends to continue to use the “say-on-pay” vote as a guidepost for stockholder sentiment and continues to take into account stockholder feedback in making compensation decisions.

All Other Compensation

Perquisites and Other Personal Benefits

We offer limited perquisites and other personal benefits to our NEOs. The Compensation Committee believes that these perquisites are reasonable and consistent with prevailing market practice and the Company’s overall compensation program. Perquisites are not a material part of our compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs. See “—Summary Compensation Table — All Other Compensation.”

Post-Employment Benefits

To promote retention and recruiting, we also offer limited arrangements that provide certain post-employment benefits in order to alleviate concerns that may arise in the event of a crewmember’s separation from service with us and enable crewmembers to focus on Company duties while employed by us.

■	Severance Benefits. In the event of a change in control, post-employment severance benefits for our NEOs are provided through our Executive Change in Control Severance Plan (the “Executive Plan”) or our Amended and Restated 2011 Incentive Compensation Plan(the “2011 Plan”) and our 2020 Omnibus Equity Incentive Plan (the “Omnibus Plan”), as applicable. Our Executive Plan is intended to ensure stability within the Company during a period of uncertainty resulting from the possibility of a change in control of the Company by providing incentives for certain designated crewmembers, including our NEOs, to remain in our employ. See “—Agreements Governing Termination,” “—Agreements Governing a Change in Control” and “—Potential Payments Upon Termination or Change in Control” below.

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■	Retirement Benefits. Our executive officers may participate in our 401(k) defined contribution retirement plan provided to substantially all other U.S. crewmembers and do not receive special retirement plans or benefits. For our executive officers as well as all other participating crewmembers, we match employee contributions under this plan 100% up to 5% of eligible earnings, subject to all applicable regulatory limits, and the match vests over 3 years. Our award agreements under the 2011 Plan were amended in 2014 to include retirement provisions for retirement eligible crewmembers, which provide for continued vesting of RSUs and PSUs. Our stockholders approved the Omnibus Plan in May 2020, to replace the expring 2011 Plan; retirement benefits are the same.

Tax Considerations

With exceptions only for compensation paid pursuant to certain binding contracts as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the tax deduction for annual compensation of each of our named executive officers is limited to $1 million. Although the Compensation Committee considers the impact of Section 162(m), it believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in crafting the Company’s executive compensation program, even if non-deductible compensation expenses could result.

Other provisions of the Code can also affect compensation decisions. Under Sections 280G and 4999 of the Code, a 20% excise tax is imposed upon certain individuals who receive payments in connection with a change in control if the payments received by them equal or exceed an amount generally approximating three times their average annual compensation. The excise tax may be imposed on all such payments generally exceeding one time an individual’s average annual compensation. A company will also lose its tax deduction for such “excess parachute payments.” In approving the compensation arrangements for our NEOs, the Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, the Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with Company leadership. Based on such review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

The Compensation Committee of JetBlue:

Teri McClure (Chair)
Peter Boneparth
Sarah Robb O’Hagan
Thomas Winkelmann

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SUMMARY COMPENSATION TABLE

The following table provides certain information concerning the compensation earned by NEOs for services rendered to us during the years ended December 31, 2021, 2020 and 2019:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Robin Hayes Chief Executive Officer	2021	593,750		2,424,975	410,000	21,030	3,449,755
	2020	435,417		1,199,992	410,200	17,580	2,063,189
	2019	598,333		2,549,990	787,200	20,000	3,955,523
Ursula Hurley Chief Financial Officer	2021	276,412		99,987	110,000	28,722	515,121

Joanna Geraghty President and Chief Operating Officer	2021	536,750		1,524,965	371,000	26,062	2,458,777
	2020	393,417		718,740	282,500	17,030	1,411,687
	2019	535,833		1,424,979	510,100	17,257	2,488,169
Carol Clements Chief Digital and Technology Officer	2021	342,629	25,000	519,981	201,141	129,520(5)	1,218,271

Brandon Nelson General Counsel and Corporate Secretary	2021	438,750		319,994	220,000	27,924	1,006,668
	2020	390,000		312,495	220,000	21,681	944,176
	2019	403,333		374,978	221,900	27,476	1,027,687
Stephen Priest(6) Former Chief Financial Officer	2021	214,834		1,319,971	—	31,422	1,566,227
	2020	405,750		749,984	234,000	18,413	1,408,147
	2019	472,917		1,174,982	434,500	22,858	2,105,257

(1)	Compensation reported under this column consists of signing bonuses and spot bonuses. Annual performance-based Cash Incentive Awards are reported above under the “Non-Equity Incentive Plan Compensation” column.
(2)	Represents the grant date fair value of the RSUs based on JetBlue’s stock price on the grant date. The RSUs reported here, granted in 2021, are based on the Individual’s and the Company’s performance in 2020. Please refer to Note 7 on our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC, for further discussion related to the assumptions used in our valuation as well as the disclosure of the accounting expense recognized. The amounts reported in 2019 include PSUs granted in connection with the adoption of the applicable three-year LTIP. No PSUs were granted in 2020. For information on the valuation assumptions with respect to grants made prior to 2021, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K. See the “Grants of Plan-Based Awards” table below for further information on RSUs and PSUs.
(3)	Represents annual cash incentive bonus earned in 2021, 2020 and 2019, based upon each NEO’s achievement of certain specified annual performance targets. The amount earned in 2021 were paid on February 18, 2022, the amount earned in 2020 were paid on February 19, 2021, and the amount earned in 2019 were paid on February 20, 2020. See “Compensation Discussion and Analysis—Annual Incentive Bonuses” above.
(4)	Represents Company 401(k) matching contributions under the JetBlue Airways Corporation Retirement Plan in which all of our crewmembers are eligible to participate, as well as life insurance premiums, positive space flights, Lift awards from our internal crewmember recognition program and executive physicals, if any. The 401(k) matching contribution for each of Messrs. Hayes, Nelson and Priest, and each of Mses. Clements, Hurley, and Geraghty was $14,500.
(5)	Includes company-paid relocation expenses of $113,166.
(6)	Mr. Priest departed the Company in June 2021 and did not receive any severance payments. Pursuant to the terms of the Severance Plan and his equity compensation award agreements, Mr. Priest forfeited all outstanding and unvested RSUs and PSUs upon departure.

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GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information concerning individual grants of equity and non-equity plan-based awards made to the NEOs during the fiscal year ended December 31, 2021:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Closing Market Price on Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(l)
Robin Hayes	2/25/2021				—	—	—	69,226	19.14	1,324,986
	4/13/2021				26,829	53,658	107,316		20.50	1,099,989
		468,750	937,500	1,875,000
Ursula Hurley	2/25/2021				—	—	—	5,224	19.14	99,987
		42,525	85,050	170,100
Joanna Geraghty	2/25/2021				—	—	—	47,021	19.14	899,982
	4/13/2021				15,244	30,487	60,974		20.50	624,984
		282,500	565,000	1,130,000
Carol Clements	6/24/2021				—	—	—	30,022	17.32	519,981
		125,000	250,000	500,000
Brandon Nelson	2/25/2021				—	—	—	11,494	19.14	219,995
	4/13/2021				2,439	4,878	9,756		20.50	99,999
		135,000	270,000	540,000
Stephen Priest(5)	2/25/2021				—	—	—	44,409	19.14	849,988
	4/13/2021				11,463	22,926	45,852		20.50	469,983
		234,000	468,000	936,000

(1)	Represents annual cash incentive awards. The Threshold column reflects the minimum annual cash incentive award that would have been granted had we achieved minimum performance targets for 2021. The Target column reflects the award granted had we achieved all of our 2021 performance targets. See “Compensation Discussion and Analysis - Annual Cash Incentive Awards” above. The Maximum column reflects awards that would have been payable for our 2021 performance had we exceeded all of our performance targets for the year. The payouts are based on performance goals established at the beginning of the year and are therefore completely at risk. The performance goals for determining the payout are described in “Compensation Discussion and Analysis - Annual Cash Incentive Awards” above. Actual payouts are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”
(2)	Represents PSUs granted under our 2020 Omnibus Equity Incentive Plan in 2021, which will be paid, if at all, based on the Company’s performance in years 2021 - 2023. The Threshold column reflects the minimum equity award units based on achieving the minimum level of performance in each of the performance metrics described in the relevant PSU award agreement. The Target column reflects the target equity award units if we were to achieve target level performance. The Maximum column reflects the maximum award units if we were to achieve the maximum level of each of the performance metrics as described further in footnote 3 of the “Outstanding Equity Awards at Fiscal Year-End” Table.
(3)	Represents RSUs granted under our 2020 Omnibus Equity Incentive Plan. Subject to the NEO’s continued employment, these equity awards vest in a series of three equal annual installments commencing on the first anniversary of the grant date, subject to immediate vesting upon termination following change in control events.
(4)	Represents total grant date fair value of RSUs and PSUs as determined in accordance with FASB ASC Topic 718. Please refer to Note 7 of our consolidated financial statements in our 2021 Annual Report on Form 10-K for further discussion related to the assumptions used in our valuations of RSUs.
(5)	Mr. Priest voluntarily departed from the Company in June 2021, and as result, the awards listed on this chart have been forfeited and returned to the Company.

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Summary of Employment Agreement with Mr. Hayes

On February 12, 2015, the Company and Mr. Hayes executed an employment agreement for Mr. Hayes as Chief Executive Officer and President of the Company. The agreement commenced on February 16, 2015, when Mr. Hayes became the Company’s CEO and President. On September 5, 2021, the Company and Mr. Hayes amended Mr. Hayes’s employment agreement to extend his term of employment through September 1, 2023. The agreement, as amended, provides that, effective as of February 1, 2020, Mr. Hayes will be paid an annual salary at the rate of $625,000 and annual cash incentive awards as provided by the Company to its senior executives at a target of 150% of the base salary, both salary and bonus subject to the review and approval of the Board of Directors in its discretion. Mr. Hayes will continue to be eligible to receive an annual award of RSUs and an annual award of PSUs pursuant to his employment agreement, as amended, both pursuant to the Company’s equity compensation plans and related award agreements. The agreement provides for health, welfare and flight benefits as provided to other senior executive officers of the Company. The agreement provides for termination for cause, and for severance should Mr. Hayes be terminated during the term without cause. The agreement provides for customary confidentiality, non-competition, non-solicitation and non-disparagement provisions. The agreement is terminable by Mr. Hayes or by the Company, in each case as more fully described below under “Potential Payments upon Termination or Change In Control.” See “— Agreements Governing Termination.”

Effective April 1, 2020, Mr. Hayes agreed to a 50% reduction in his salary during the crisis as the Company grappled with the effects of COVID-19 on the aviation industry and JetBlue. The 50% salary reduction was in place through September 2020, and then reduced to 20% through the end of the first quarter of 2021.

Summary of Agreements with Other Named Executive Officers

In 2021, none of Messrs. Nelson nor Priest, Mses. Geraghty, Hurley nor Clements, had employment agreements with the Company.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning all outstanding equity awards for each NEO(1) at December 31, 2021:

		Stock Awards
Name(1)	Grant Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Robin Hayes	02/25/2019	22,168	$ 315,672
	04/12/2019			39,612	$ 564,075
	02/25/2020	41,906	$ 596,741
	02/25/2021	66,178	$ 942,375
	04/13/2021			53,658	$ 764,090
Ursula Hurley	02/25/2019	2,416	$ 34,404
	02/25/2020	5,480	$ 78,035
	02/25/2021	5,224	$ 74,390
Joanna Geraghty	02/25/2019	12,077	$ 171,976
	04/12/2019			23,474	$ 334,270
	02/25/2020	26,256	$ 373,885
	02/25/2021	47,021	$ 669,579
	04/13/2021			30,487	$ 434,135
Carol Clements	06/24/2021	30,022	$ 427,513
Brandon Nelson	02/25/2019	4,348	$ 61,916
	04/12/2019			4,401	$ 62,670
	02/25/2020	11,416	$ 162,564
	02/25/2021	11,494	$ 163,675
	04/13/2021			4,878	$ 69,463

(1)	Excludes Stephen Priest, who departed the Company in June 2021, and therefore no longer has any outstanding equity awards at fiscal year end.
(2)	Please refer to the table below for the applicable vesting schedules of outstanding RSU and PSU awards.

Grant Date	Vesting Schedule
2/25/2019	One-third in three equal annual installments beginning on February 25, 2020
4/12/2019	3 year cliff vesting beginning on April 12, 2019 and subject to meeting certain performance goals for fiscal years 2019, 2020, 2021, payable in 2022
2/25/2020	One-third in three equal annual installments beginning on February 25, 2021
2/25/2021	One-third in three equal annual installments beginning on February 25, 2022
4/13/2021	3 year cliff vesting beginning on April 13, 2021 and subject to meeting certain performance goals for fiscal years 2021, 2022, 2023 payable in 2024
6/24/2021	One-third in three equal annual installments beginning on June 24, 2022

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(3)	The amount listed in this column, Market Value of Shares or Units of Stock that have not vested, represents the product of the closing market price of the Company’s stock as of December 31, 2021 ($14.24) multiplied by the number of shares of stock subject to the award.
(4)	For PSU awards granted in 2019 under our 2011 Plan, the actual number of shares earned will be based on achievement of performance metrics (Earnings per share and ROIC performance) at the end of the applicable performance period, December 31, 2021, and as certified and approved by our Compensation Committee, see “Performance Stock Units (PSUs) -- Vesting of 2019 Long-Term Incentive Program Performance Unit Grants at p. 47. The number of shares reported for the 2019 PSU awards (and the payout value) is based on achieving 50% of target performance. As of December 31, 2021, the 2019 PSUs were tracking between 0% and threshold performance, therefore we are reporting the payout value at threshold. However, as of the date of this proxy statement, the Compensation Committee has determined that the performance metrics were not achieved, thus there was a 0% payout. For PSU awards granted in 2021 under Our Omnibus Plan, the actual number of shares earned (if any) will be based on achievement of performance metrics (Absolute EBITDA, Adjusted Debt to Cap Ratio, and ESG Index Performance) at the end of the applicable performance period, December 31, 2023. The number of shares reported for the 2021 PSU awards under Our Omnibus Plan (and the payout value) is based on achieving target (100%) performance because as of December 31, 2021, the 2021 PSUs were tracking at target performance. Upon performance certification by our Compensation Committee at the end of the applicable performance period, the 2021 PSUs will be payable in common stock, in a range of 0% to 200%.

OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning the vesting of PSU awards and RSU awards during 2021 for each NEO:

	STOCK AWARDS(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robin Hayes	111,215	2,126,854
Ursula Hurley	7,200	131,689
Joanna Geraghty	52,146	992,909
Carol Clements	—	—
Brandon Nelson	14,946	269,383
Stephen Priest	40,711	775,739

(1)	Shares vested consist of (1) vested RSUs and (2) PSUs for the 2018-2020 performance period that vested following the Compensation Committee’s certification of performance results in March 2021, at a performance level of 63.9%. We determined the value realized for the vesting of these shares using the fair market value of our common stock on the vesting date.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Each of our NEOs may receive various payments if his or her employment is terminated, depending on the grounds for the termination. Employment may be terminated in various ways, including the following:

■	Voluntary termination of employment by the NEO (with or without “good reason”);
■	Termination of employment by the Company (with or without “cause”);
■	Termination in the event of the disability or death of the NEO; and
■	Termination following a change in control of the Company.

In the table beginning on page 60, we provide estimates of the payments that our NEOs would have received had their employment been terminated as of December 31, 2021.

Potential payments made to Mr. Hayes upon the termination of his employment or upon a change in control are governed by the terms of his employment agreement with the Company and the benefit plans in which he participates. The Company has a Severance Plan (as defined below) that would govern the compensation payable upon the termination of our executives, including our NEOs. As of December 31, 2021, none of Messrs. Priest and Nelson, nor Mses. Geraghty, Hurley and Clements had employment agreements with the Company.

Agreements Governing Termination (not in Connection with a Change in Control)

Potential Payments to Mr. Hayes upon Termination

We have an employment agreement, as amended, with Mr. Hayes, our CEO, until September 1, 2023. Under Mr. Hayes’s employment agreement, the agreement provides that, if Mr. Hayes were terminated without Cause (as defined in the Severance Plan), he would be paid as if eligible for severance under the Severance Plan. Under Mr. Hayes’ employment agreement, if the Company were to terminate Mr. Hayes’ employment for Cause which is defined below or if Mr. Hayes were to resign from the Company, Mr. Hayes would only be entitled to payment of unpaid base salary through and including the date of termination or resignation and any other amounts or benefits required to be paid or provided by law or under any plan, program, policy or practice of the Company. If, after termination of his employment without Cause, Mr. Hayes were to breach any of the confidentiality, non-competition, non-solicitation or return of proprietary materials provisions contained in the agreement, he would forfeit, as of the date of such breach, all of the payments and benefits described in this paragraph. If Mr. Hayes’ employment were terminated by reason of his death or Disability (as defined in the employment agreement), the Company would pay Mr. Hayes (or his estate, as applicable), his base salary through and including the date of termination and any other accrued compensation and benefits.

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Potential Payments to Other Named Executive Officers

As of December 31, 2021, we had no contractual obligations to make severance payments to any of our NEOs other than Mr. Hayes (except as provided in the Severance Plan described below).

Severance Plan Summary

On May 22, 2014, upon recommendation of the Compensation Committee, the Board of Directors approved and adopted the JetBlue Airways Corporation Severance Plan (the “Severance Plan”). Capitalized terms used in this summary and not otherwise defined have the meanings ascribed to them in the Severance Plan. The Severance Plan provides that upon occurrence of a Severance Event, as defined in the Severance Plan, a crewmember who meets the plan conditions for eligibility (a “Participant”) will be paid cash severance, pursuant to a formula based on job level at the Termination Date and years of service. The Severance Plan also provides for payment of pro-rated average annual bonus, and either forfeiture, or continued vesting of various outstanding equity awards (depending on award type and conditions upon grant). Participants may receive medical and/or dental benefits, COBRA payments, and career transition consulting services. If a crewmember is terminated for Cause, no severance benefits are payable. The Severance Plan defines “Cause” as a Participant’s (a) conviction of, or plea of no contest to, a felony or other crime involving moral turpitude or dishonesty; (b) participation in a fraud or willful act of dishonesty against the Company or a subsidiary of the Company that adversely affects the Company or any such subsidiary in a material way; (c) willful breach of the Company’s policies that affects the Company in a material way; (d) causing intentional damage to the Company’s property or business; (e) conduct that constitutes gross insubordination; or (f) habitual neglect of his or her duties with the Company or a subsidiary of the Company. The determination of whether a Termination of Employment is for Cause will be made by the Plan Administrator in its sole and absolute discretion, and such determination shall be conclusive and binding on the affected Participant. Although the Severance Plan was amended in 2020 to add certain type of opt outs to the list of Severance Events; NEOs were not included in the amendment.

Arrangements Governing a Change in Control

Executive Change in Control Plan

On June 28, 2007, upon recommendation of the Compensation Committee, the Board approved and adopted the JetBlue Airways Corporation Executive Change in Control Severance Plan (the “Executive Plan”). A “Change in Control,” as defined in the Executive Plan, means: (i) a reorganization, merger, consolidation or other corporate transaction involving JetBlue, such that the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company in substantially the same proportions as their ownership, immediately prior to such business combination, of the voting securities of the Company; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets, or the consummation of a plan of complete liquidation or dissolution of the Company. The Executive Plan provides severance and welfare benefits to eligible employees who are involuntarily terminated from employment without cause or when they resign during the two-year period following a change in control for “Good Reason” (a “Qualifying Termination Event”). “Good Reason” means the termination of employment by an eligible employee because of any of the following events: (1) a 10% reduction by the Company (other than in connection with a Company-wide, across-the-board reduction), in (x) his or her annual base pay or bonus opportunity as in effect immediately prior to the change in control date or (y) his or her bonus opportunity or 12 times his or her average monthly salary, or as same may be increased from time to time thereafter; (2) a material reduction in the duties or responsibilities of the eligible employee from those in effect prior to the change in control; or (3) the Company requiring the eligible employee to relocate from the office of the Company where an eligible employee is principally employed immediately prior to the change in control date to a location that is more than 50 miles from such office of the Company (except for required travel on the Company’s business to an extent substantially consistent with such eligible employee’s customary business travel obligations in the ordinary course of business prior to the change in control date). For purposes of the Executive Plan, “cause” means a conviction of or a plea of no contest to any felony or a crime involving moral turpitude or dishonesty; fraud or breach of Company policies which materially adversely affects the Company; intentional damage to the Company’s property or business; habitual conduct that constitutes gross insubordination; or habitual neglect of his or her duties with the Company.

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A NEO who incurs a Qualifying Termination Event will be entitled to receive two years of salary and two times his or her target bonus for the year in which termination occurs. In addition, each employee covered by the Executive Plan will be entitled to: (i) payment of his or her accrued but unused paid time off as of the date of termination; (ii) a pro rata portion of his or her annual bonus for the year in which termination occurs; and (iii) payment for certain unreimbursed relocation expenses incurred by him or her (if any). Each employee covered by the Executive Plan who incurs a Qualifying Termination Event will also be entitled to receive reimbursement for all costs incurred in procuring health and dental care coverage for such employee and his or her eligible dependents under COBRA. Such reimbursements will be made for 18 months for our named executive officers. During the reimbursement period, if an eligible employee becomes covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active employees of the Company, then the Company’s COBRA reimbursement payments will be eliminated. In addition, named executive officers are eligible for flight benefits for two years following a Qualifying Termination Event.

With respect to NEOs, the Executive Plan also contains an excise tax gross-up provision whereby if such employees incur any excise tax by reason of his or her receipt of any payment that constitutes an excess parachute payment, as defined in Section 280G of the Code, the employee will be entitled to a gross-up payment in an amount that would place him or her in the same after-tax position he or she would have been in had no excise tax applied.

The Executive Plan may be amended or terminated by the Company at any time prior to a change in control. In addition, under the terms of the Executive Plan, the Board is required to reconsider the terms of the plan within the 90-day period immediately prior to the third anniversary of its adoption in light of then-current market practices. Such reconsideration took place in September 2010 and the Board made no changes to the Executive Plan in light of the then ongoing industry changes.

In 2013, JetBlue adopted a policy that affirmatively states that JetBlue Airways Corporation, going forward, will not make or promise to make to its senior executives any tax gross up payments except for those provided pursuant to a plan, policy or arrangement applicable to leadership employees generally, other than any tax gross up payments pursuant to existing contractual obligations or the terms of any compensation or benefit plan currently in effect. For this purpose, a “gross up” would be defined as any payment to or on behalf of a senior executive the amount of which is calculated by reference to his or her estimated tax liability.

Potential payments upon a change in control under the Executive Plan are estimated in the table below captioned “Potential Payments Upon Termination.”

Potential Payments in Connection with our Equity Incentive Plan

Under the 2011 Plan, a Change in Control of the Company (as defined in the 2011 Plan) will have no effect on outstanding awards under the plan that the Board of Directors or the Compensation Committee determines will be honored or assumed or replaced with new rights by a new employer (referred to as an alternative award), so long as the alternative award (i) is based on securities that are, or within 60 days after the change in control will be, traded on an established United States securities market; (ii) provides the holder with rights and entitlements (such as vesting and timing or methods of payment) that are at least substantially equivalent to the rights, terms and conditions of the outstanding award; (iii) has an economic value that is substantially equivalent to that of the outstanding award; (iv) provides that if the holder’s employment with the new employer terminates under any circumstances, other than due to termination for Cause (as defined in the 2011 Plan) or resignation without Good Reason (as defined in the 2011 Plan), within 18 months following the Change in Control (or prior to a Change in Control, but following the date on which we agree in principle to enter into that Change in Control transaction), (1) any conditions on the holder’s rights under, or any restrictions on transfer or exercisability applicable to, the alternative award will be waived or will lapse in full, and the alternative award will become fully vested and exercisable, and (2) the alternative award may be exercised until the later of (a) the last date on which the outstanding award would otherwise have been exercisable, and (b) the earlier of the third anniversary of the change in control and expiration of the term of the outstanding award; and (v) will not subject the holder to additional taxes or interest under section 409A of the Code.

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If the Board of Directors or the Compensation Committee does not make this determination with respect to any outstanding awards, then (i) the awards will fully vest and become non-forfeitable and exercisable immediately prior to the Change in Control; or (ii) the Board of Directors or the Compensation Committee will provide that in connection with the Change in Control (1) each outstanding option and SAR will be cancelled in exchange for an amount equal to the fair market value of our common stock on the Change in Control date, reduced by the option exercise price or grant price of the option or SAR, (2) each outstanding share of restricted stock, restricted stock unit and any other award denominated in shares will be cancelled in exchange for an amount equal to the number of shares covered by the award multiplied by the price per share offered for our common stock in the change in control transaction, or, in some cases, the highest fair market value of the common stock during the 30 trading days preceding the Change in Control date, (3) any outstanding award not denominated in shares, including any award the payment of which was deferred, will be cancelled in exchange for the full amount of the award; (4) the target performance goals applicable to any outstanding awards will be deemed to be fully attained, unless actual performance exceeds the target, in which case actual performance will be used, for the entire performance period then outstanding; and (5) the Board of Directors or the Compensation Committee may otherwise adjust or settle outstanding awards as it deems appropriate, consistent with the plan’s purposes.

Under the Omnibus Plan, if within one year following a Change in Control (as defined in the Omnibus Plan), a participant’s employment or service with the Company terminates by reason of death, disability, retirement, without Cause, or for Good reason (each term as defined in the Omnibus Plan), all outstanding awards will vest and become immediately exercisable and payable, with all restrictions lifted. The Compensation Committee may take actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement of each or any outstanding award (or a portion thereof) in connection with a Change in Control, including: (1) with respect to all awards, it be assumed or substituted by the surviving entity; (2) with respect to options and SARs, for a period of at least 15 days prior to the Change in Control, any options or SARs be exercisable as to all shares subject to the option or SAR, and that upon the occurrence of the Change in Control, such option or SAR will terminate and be of no further force and effect; (3) with respect to awards not previously exercised or settled, it be cancelled in exchange for a payment in cash, stock or other property, in an amount equal to the fair market value of the consideration to be paid per share in the Change in Control, reduced by the exercise or purchase price per share under the applicable award; and (4) with respect to performance compensation awards, (A) those relating to performance periods ending prior to the Change in Control that have been earned but not paid be immediately payable, (B) all then-in-progress performance periods for end, and either (a) the participants be deemed to have earned an award equal to their target award opportunity for the performance period in question, or (b) at the Compensation Committee’s discretion, the Compensation Committee will determine the extent to w\ich performance criteria have been met with respect to each performance compensation award, if at all, (C) the Company pay to each participant their partial or full performance compensation award in cash, shares or other property as determined by the Compensation Committee within 30 days of the Change in Control based on the Change in Control consideration, or (D) it be terminated and canceled for no consideration. The Compensation Committee may vary the treatment of awards among participants, and among awards granted to a participant, in exercising its discretion upon a Change in Control, subject to applicable law s and regulations.

The phrase “Change in Control,” as used in the 2011 Plan and the Omnibus Plan, means, very generally, any of the following: (a) the acquisition by certain persons of voting securities representing 30% or more of our common stock or of the combined voting power of all of our voting securities, (b) certain changes in the majority of the members of our Board of Directors, (c) certain corporate transactions, such as a merger, reorganization, consolidation or sale of substantially all of our assets, that result in certain changes to the composition of our stockholders, or (d) a complete liquidation or dissolution of JetBlue.

Potential payments upon a Change in Control under the 2011 Plan and the Omnibus Plan are provided in the table below captioned “Potential Payments Upon Termination.”

Potential Payments Upon Termination

The table below sets forth potential benefits that each named executive officer would be entitled to receive upon termination of employment under the various circumstances outlined above. The amounts shown in the table are the amounts that would have been payable under existing plans and arrangements if the named executive officer’s employment had terminated on December 31, 2021. Potential payments to each of Ms. Clements, Geraghty and Hurley, Messrs. Hayes and Nelson upon the termination of their employment or upon a change in control are governed by the terms of the benefit plans in which they participate, including the Executive Change in Control Plan, 2011 Incentive Compensation Plan and 2020 Omnibus Equity Incentive Plan. None of Mses. Clements, Geraghty and Hurley, and Mr. Nelson have an employment agreement with the Company. Values for restricted stock unit grants are based on our common stock closing price of $14.24 on the NASDAQ Global Select Market on December 31, 2021. The table below does not include amounts to which the named executive officers would be entitled that are already described in the other compensation tables appearing earlier in this proxy statement, including the value of equity awards that have already vested. The actual amounts that would be payable in these circumstances can only be determined at the time of the executive’s termination or a change in control and accordingly, may differ from the estimated amounts set forth in the table below.

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POTENTIAL POST-EMPLOYMENT COMPENSATION

	Multiple of Base Salary and Target Bonus ($)(1)		Pro-Rata Annual Bonus(2)	Accelerated or Continued Vesting of RSUs ($)	Accelerated or Continued Vesting of PSUs ($)	All Other Compensation ($)	Estimated Tax Gross-Up ($)(3)	Total ($)(4)
Robin Hayes
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(5)	1,250,000		598,700	1,854,788	—	133,544		3,837,032
Termination for reasons of Death or Disability(6)			937,500	1,854,788	818,772			3,611,060
Termination for reasons of Retirement(7)				1,854,788				1,854,788
Qualifying Termination after Change of Control (double trigger)(8)	3,125,000		937,500	1,854,788	1,892,254	79,918		7,889,460
Ursula Hurley
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(5)	567,000		109,550	98,213	—	73,148		847,911
Termination for reasons of Death or Disability(6)				136,599	—			136,599
Termination for reasons of Retirement(7)								—
Qualifying Termination after Change of Control (double trigger)(8)	737,100		85,050	186,829	—	50,964		1,059,943
Joanna Geraghty
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(5)	1,130,000		396,300	582,103	—	131,528		2,239,931
Termination for reasons of Death or Disability(6)				973,657	478,981			1,452,638
Termination for reasons of Retirement(7)								—
Qualifying Termination after Change of Control (double trigger)(8)	2,260,000		565,000	1,215,441	1,102,674	78,228		5,221,343
Carol Clements
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(5)	—		—	—	—	—		—
Termination for reasons of Death or Disability(6)				427,513	—			427,513
Termination for reasons of Retirement(7)								—
Qualifying Termination after Change of Control (double trigger)(8)	1,500,000		250,000	427,513	—	46,709	747,228	2,971,450
Brandon Nelson
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(5)	900,000		220,950	197,751	—	121,528		1,440,229
Termination for reasons of Death or Disability(6)				285,002	85,824			370,826
Termination for reasons of Retirement(7)								—
Qualifying Termination after Change of Control (double trigger)(8)	1,440,000	(9)	270,000	388,154	194,803	78,228		2,371,185

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(1)	As of December 31, 2021, we had no contractual obligations to make any severance payments to our named executive officers, other than Mr. Hayes, under the terms of his employment agreement. Should any of the named executive officers be terminated without Cause or Good Reason, under our Severance Plan, and based on titles and years of service, the named executive officers would be entitled to the following salary continuation amounts: Mses.Geraghty and Hurley, and Messrs. Hayes and Nelson two (2) years; Ms. Clements has not completed 1 full year of service and is not eligible for severance payments as of December 31, 2021. Mr. Hayes’ written employment agreement provides that, if terminated by the Company, he would receive compensation as provided for in the Severance Plan.
(2)	As the assumed termination date for this table is December 31, 2021, the amounts listed do not reflect pro-ration. The Severance Plan provides for payment of an average annual cash incentive award equal to the average of the last two annual bonuses. If termination were to occur for reasons of death or disability, the payment represents target annual bonus for the year in which termination occurs for Mr. Hayes only, as outlined in his employment agreement. Under a change in control scenario, the payment represents a target annual cash incentive award for the year in which termination occurs, which is payable under the Executive Plan.
(3)	Under Sections 280G and 4999 of the Code, a 20% excise tax is imposed upon individuals who receive payments upon a change in control to the extent payments received by the individuals exceed an amount approximating three times their average annual compensation, as discussed above under “Compensation Discussion and Analysis - Tax and Accounting Impact.” As discussed above under “Potential Payments upon Termination or Change In Control - Arrangements Governing a Change in Control - Executive Change of Control Plan” under our Executive Plan, we provide for tax “gross-up” payments to cover the cost of this excise tax.
(4)	Excludes the ERAs discussed above which the Company considers “at risk” compensation. Upon satisfaction of the terms and conditions of the Awards each of the recipients will receive an Award equivalent to a pre-established multiple of their respective base salaries as of April 15, 2021 as follows: Robin Hayes (3.36x), Joanna Geraghty (2.23x), Steve Priest (2.13x), and Brandon Nelson (2.09x). Payments pursuant to the Awards, if any, will be made in cash or fully vested shares of the Company’s common stock as determined by the Board (or Compensation Committee if delegated by the Board) in its sole discretion. No portion of the Award may be paid earlier than 30 days following the lapse of both the Government Support restrictions and achievement of the performance condition.
(5)	As the assumed termination date for this table is December 31, 2021, the amounts listed do not reflect pro-ration. Under the terms of the Severance Plan, based on titles and years of service, the named executive officers would be entitled to the following salary continuation amounts: Mses. Geraghty and Hurley, and Messrs. Hayes and Nelson two (2) years and a bonus equal to the average of the last two annual bonuses pro-rated by the number of months completed in the calendar year of termination; Ms. Clements has not completed 1 full year of service and is not eligible for severance payments as of December 31, 2021. Based on the Severance Plan, each named executive officer, excluding Ms. Clements, would be entitled to the 11 months of continued vesting of RSUs following the date of termination: 130,252 RSUs for Mr. Hayes, 6,897 RSUs for Ms. Hurley, 40,878 RSUs for Ms. Geraghty, and 13,887 RSUs for Mr. Nelson, all valued for the purpose of this table at the closing stock price on the last fiscal day of 2021 under the 2011 Incentive Compensation Plan and 2020 Omnibus Equity Incentive Plan. All other compensation assumes (1) $30,000 in outplacement services for Mses. Geraghty and Hurley, and Mr. Hayes, $20,000 in outplacement services for Mr. Nelson; (2) $82,000 assumed value of lifetime flights for: Messrs Hayes, and Nelson and Ms. Geraghty and $36,900 in flight benefits for Ms. Hurley for 9 years of service as a Director and Officer and (3) Employer costs for Medical, Dental, & Vision coverage in the amount of $21,544 for Mr. Hayes, $19,528 for Mr. Nelson and Ms. Geraghty, and $6,248 for Ms. Hurley.
(6)	Assumes pro-rated vesting in the event of a termination due to death or disability with a termination date of December 31, 2021. Mr. Hayes would already have been paid his full annual salary; however, he would be entitled to any other accrued compensation which would be his annual bonus related to performance year 2021. Pursuant to the respective RSU and PSU Award Agreement death or disability provisions under our 2011 Incentive Compensation Plan and 2020 Omnibus Equity Incentive Plan, each of Messrs. Hayes and Nelson and Mses. Clements, Geraghty and Hurley would receive pro-rated vesting of PSUs (where applicable) based on the Company’s performance metrics achieved through December 31, 2021 and prorated RSUs from the grant date through termination date due to death or disability: 130,252 RSUs and 57,498 PSUs for Mr. Hayes, 20,014 RSUs and 6,027 PSUs for Mr. Nelson, 30,022 RSUs for Ms. Clements, 68,375 RSUs and 33,636 PSUs for Ms. Geraghty, 9,593 RSUs for Ms. Hurley valued using the closing stock price on the last fiscal day of 2021 under the 2011 Incentive Compensation Plan and the prior day closing price of the last fiscal day of 2021 under the 2020 Omnibus Equity Incentive Plan.
(7)	Assumes continued vesting in the event of a termination due to retirement with a termination date of December 31, 2021. Only Mr. Hayes is retirement eligible as of December 31, 2021.
(8)	Potential payments to each of Mses. Clements, Geraghty, and Hurley, and Messrs. Hayes, and Nelson, upon a qualifying termination of their employment after a change in control are governed by the terms of the benefit plans in which they participate, including the Executive Plan, 2011 Incentive Compensation Plan, and 2020 Omnibus Equity Incentive Plan and any Executive Retention Award Agreements. None of Mses. Clements, Geraghty, and Hurley and Mr. Nelson, have employment agreements with the Company. This table assumes accelerated vesting of all outstanding equity at the closing stock price on the last fiscal day of 2021: 130,252 RSUs and 132,883 PSUs for Mr. Hayes; 13,120 RSUs for Ms. Hurley; 85,354 RSUs and 77,435 PSUs for Ms. Geraghty; 30,022 RSUs for Ms. Clements; and 27,258 RSUs and 13,680 PSUs for Mr. Nelson per the Change in Control provisions under the 2011 Incentive Compensation Plan and the 2020 Omnibus Equity Incentive Plan. Under the Executive Plan, Mses. Clements, Geraghty and Hurley, and Messrs. Hayes and Nelson would be entitled to receive: (1) two (2) years of salary and two times (2x) target bonus for the year in which termination of employment occurs and (2) a pro-rated portion of annual bonus for the year in which termination occurs, at the target level of achievement; (iv) payment for certain unreimbursed relocation expenses incurred (if any); and (v) reimbursement for all costs incurred in procuring health and dental care coverage for the named executive officer and their eligible dependents under COBRA for 18 months. During the reimbursement period, if an eligible employee were to become covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active employees of the Company, then the aforementioned COBRA reimbursement payments would be eliminated. All other compensation assumes (i) $30,000 in outplacement services for Mses. Clements, Geraghty, and Hurley and Messrs. Hayes and Nelson; and (ii) $8,200 in assumed value flight benefits for 2 years for each of the named executive officers.
(9)	This amount includes a portion of Mr. Nelson’s severance equal to $564,200 that would have reduced the aggregate amount of his severance payment upon a qualifying termination after a change of control. Pursuant to the Executive Plan, if any severance payments payable to Mr. Nelson is subject to the excise tax imposed under section 4999 of the Code, the Company will reduce the aggregate amount of such payments such that the present value is equal to 2.99 times Mr. Nelson’s “base amount” as defined in section 280(b)(3) of the Code.

Mr. Priest has voluntarily departed JetBlue in June 2021 and has not incurred a triggering event represented in this table.

In 2013, JetBlue adopted a policy that affirmatively states that JetBlue Airways Corporation, going forward, will not make or promise to make to its senior executives any tax gross up payments except for those provided pursuant to a plan, policy or arrangement applicable to management employees generally, other than any tax gross up payments pursuant to existing contractual obligations or the terms of any compensation or benefit plan currently in effect. For this purpose, a “gross up” would be defined as any payment to or on behalf of a senior executive the amount of which is calculated by reference to his or her estimated tax liability.

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PAY RATIO OF CHIEF EXECUTIVE OFFICER COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION

As required under the rules the SEC adopted under the Dodd-Frank Act, we are providing the following disclosure about the ratio of the annual total compensation of our CEO to the annual total compensation of our estimated median employee:

■	The total annual compensation of our estimated median employee who was employed on December 31, 2021 was $50,115
■	The total annual compensation of our CEO was $3,449,755
■	Based on this information, the ratio of the annual total compensation is reasonably estimated to be 69 to 1 (which partially reflects Mr. Hayes’ voluntary reduction in base salary due to the financial concerns caused by COVID-19)

The Company calculated the 2021 compensation for the median crewmember using the same methodology used to calculate the total annual compensation of the Company’s CEO, as reported in the Summary Compensation Table. While 2020 was an unprecedented year for the airline industry given the pandemic, 2021 saw the industry begin to recover and as such had to focus on the ramp up of our operations and crewmember population. Additionally, there were no voluntary time off programs that impacted our crewmembers pay in 2021. For these reasons, the Company identified a new median employee for 2021.

To identify the median employee as of December 31, 2021, we used a consistently applied compensation measure (“CACM”). We utilized information from Box 5 of Form W-2. We performed our calculations as of December 31, 2021, which is our measurement date, because employee census and compensation information are readily available on that date. We captured all full-time, part-time and temporary employees in the U.S., including our subsidiaries. We did not annualize the total cash compensation paid to employees who commenced work with us during 2021. No cost of living adjustments were applied. We excluded approximately 549 non-U.S. employees, as permitted under the de minimus exception to the rules. The countries from which the excluded employees come are: Antigua (1), Aruba (4), Bahamas (26), Barbados (4), Bermuda (2), Colombia (8), Costa Rica (4), Curacao (1), Dominican Republic (92), Ecuador (4), Grand Cayman (1), Grenada (1), Guatemala (3), Guyana (2), Haiti (5), Jamaica (7), London (7), Mexico (7), Peru (3), Puerto Rico (359), St. Lucia (1), St. Maarten (3), Trinidad & Tobago (2), Turks & Caicos (2).

The total number of U.S. employees and non-U.S. employees were 24,077 and 549, respectively, before taking into account such exclusions and for purposes of calculating the total compensation of that employee as we calculate total compensation for our named executive officers in the Summary Compensation Table.

Our Compensation practices and programs ensure compensation programs are fair and equitable and are aligned with our business objectives. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, exclusions and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices, regional demographics or may utilize different methodologies and assumptions in calculating their pay ratios.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of March 21, 2022, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors serving as of March 21, 2022, as a group. We have one class of voting securities outstanding which is entitled to one vote per share, subject to the limitations on voting by non-U.S. citizens described below under “Additional Information.”

Executive Officers and Directors Name of Beneficial Owner	Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days(1)	Total(2)	Percentage of Class
Robin Hayes	584,926	788,623	*
Ursula Hurley	10,600	16,823	*
Joanna Geraghty	222,771	353,289	*
Carol Clements	—	69,237
Brandon Nelson	16,343	44,395
Basil Ben Baldanza	—	31,587	*
Peter Boneparth	13,379	86,234	*
Monte Ford	—	17,181	*
Ellen Jewett	13,379	72,698
Robert Leduc	14,030	25,939
Teri McClure	500	24,748	*
Sarah Robb O’Hagan	—	31,587	*
Vivek Sharma	—	24,051
Thomas Winkelmann	13,379	59,714	*
All executive officers and directors as a group	914,526	1,671,662	.29% .52%
5% Stockholders Name of Beneficial Owner
BlackRock Inc.(3)		25,806,918	8.04%
FMR LLC(4)		33,670,820	10.50%
The Vanguard Group(6)		28,602,234	8.92%
*	Represents ownership of less than one percent.

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(1)	Beneficial ownership is determined in accordance with the rules of the SEC and consists of either or both voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants or upon the conversion of convertible securities that are immediately exercisable or convertible or that will become exercisable or convertible within 60 days of March 21, 2022 are deemed beneficially owned by the beneficial owner of such options, warrants or convertible securities and are deemed outstanding for the purpose of computing the percentage of shares beneficially owned by the person holding such instruments, but are not deemed outstanding for the purpose of computing the percentage of any other person. This column lists beneficial ownership of voting securities as calculated under SEC rules. Except as otherwise indicated in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person listed in the table is c/o JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. All executive officers and directors as a group beneficially own, or have the right to acquire within 60 days of March 21, 2022, .29% of the outstanding common stock. A total of 320,789,028 shares of common stock were outstanding on March 21, 2022, pursuant to rule 13d-3(d)(1) under the Exchange Act.
(2)	This column shows the individual’s total JetBlue stock-based holdings, including the voting securities shown in the “Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days” column (as described in footnote 1), plus non-voting interests including, as appropriate, deferred stock units, performance stock units and restricted stock units which will not vest or become exercisable within 60 days of March 21, 2022. If all of the equity represented in the Total column were to vest (with no equity cancelled or forfeited), all executive officers and directors, as a group, would own 0.52% of the outstanding common stock.
(3)	The information reported is based on a Schedule 13G/A, as filed with the SEC on December 31, 2021, in which BlackRock, Inc. and certain of its subsidiaries reported that it had sole voting power 25,196,574 shares and sole dispositive power over 25,806,918 shares. The principal business address of BlackRock, Inc. is 55 East 52 St., New York, NY 10055.
(4)	The information reported is based on a Schedule 13G/A, as filed with the SEC on February 9, 2022, in which FMR Corp. and certain of its affiliates reported that FMR LLC, a parent holding company, had sole voting power over 11,574,011 shares and shared dispositive power over 33,670,820 shares and members of the family of Abigail P. Johnson, a director, the Chairman of the Chief Executive Officer of FMR LLC., had shared dispositive power over 33,670,820 shares. The principal business address of FMR LLC is 245 Summer Street, Boston, MA 02210.
(5)	The information reported is based on a Schedule 13G/A, as filed with the SEC on October 31, 2021, in which PRIMECAP Management Company reported that it held sole voting power over 15,036,653 shares and sole dispositive power over 15,815,756 shares. The principal business address of PRIMECAP Management Company is 177 East Colorado Blvd., 11th fl. Pasadena, CA 91105.
(6)	The information reported is based on a Schedule 13G/A, as filed with the SEC on December 31, 2021, in which The Vanguard Group reported that it held sole voting power over 0 shares and sole dispositive power over 28,602,234 shares and shared voting power over 158,794 shares and shared dispositive power over 294,340 shares. According to the Schedule 13G/A, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 28,896,574 shares of common stock of the Company as a result of its serving as investment manager of collective trust accounts.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the rules promulgated thereunder require our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish to us copies of all such filings. Based solely upon our review of the copies of such reports furnished to the Company and written representations that no other reports were required, there were no late filings of any ownership reports under Section 16(a).

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MANAGEMENT PROPOSAL 3

TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

What am I voting on?
■	Stockholders are being asked to ratify the selection of Ernst & Young LLP, a registered public accounting firm, to serve as the Company’s independent auditors for the fiscal year ending December 31, 2022. Although the Audit Committee has the sole authority to appoint the Independent Auditors, as a matter of good corporate governance, the Board submits its selection of the independent registered public accounting firm to our stockholders for ratification. If the stockholders should not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.
Voting recommendation:
■	FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company’s independent auditors and, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors.

The Audit Committee has appointed Ernst & Young LLP (“EY”) to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2022. EY has served as the Company’s independent auditors since 2001.

We expect that representatives of EY will be present at the annual meeting to respond to appropriate questions from stockholders and make a statement if desired.

Audit Committee Matters

Annual Evaluation and Appointment of Independent Auditors

In executing its responsibilities, the Audit Committee engages in an annual evaluation of EY’s qualifications, performance and independence, and considers whether continued retention of EY as the Company’s independent registered public accounting firm is in the best interest of the Company. The Audit Committee is also involved in the selection of EY’s lead engagement partner. While EY has been retained as the Company’s independent registered public accounting firm continuously since 2001, in accordance with SEC rules and EY’s policies, the firm’s lead engagement partner rotates every five years. In assessing EY’s qualifications, performance and independence in 2021, the Audit Committee considered, among other things:

■	EY’s global capabilities;
■	EY’s significant institutional knowledge and deep expertise of the Company’s business, accounting policies and practices and internal control over financial reporting to enhance audit quality;
■	EY’s capability, expertise and efficiency in handling the breadth and complexity of the Company’s domestic and international operations, including of the lead audit partner and other key engagement partners;
■	the quality and candor of EY’s communications with the Audit Committee and leadership;

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■	EY’s independence policies and its processes for maintaining its independence;
■	the quality and efficiency of the services provided by EY, including input from leadership on EY’s performance and how effectively EY demonstrated its independent judgment, objectivity and professional skepticism;
■	external data on audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on EY and its peer firms;
■	the appropriateness of EY’s fees, including those related to non-audit services;
■	EY’s tenure as the Company’s independent auditor and its depth of understanding of the Company’s global business, operations and systems, accounting policies and practices, including the potential effect on the financial statements of the major risks and exposures facing the Company, and internal control over financial reporting;
■	an analysis of EY’s known legal risks and significant proceedings that may impair its ability to perform the Company’s annual audit;
■	EY’s demonstrated professional integrity and objectivity, including through rotation of the lead audit partner and other key engagement partners;
■	any material issues raised by the most recent internal quality control review, or peer review; and
■	the advisability and potential impact of selecting a different independent public accounting firm.

Benefits of Longer Tenure	Independence Controls

Enhanced audit quality – We believe EY’s significant institutional knowledge and deep expertise of the Company’s global business, accounting policies and practices and internal control over financial reporting enhance audit quality.

Competitive fees – Because of EY’s familiarity with the Company, audit and other fees are competitive with peer companies.

Avoid costs associated with new auditor – We believe bringing on new independent auditors would be costly and require a significant time commitment, which could lead to leadership distractions.

Audit Committee oversight – Oversight includes regular private sessions with EY, discussion with EY about the scope of audit and business imperatives, a comprehensive annual evaluation when determining whether to reengage EY and direct involvement by the Audit Committee and its Chair in the selection of the new EY lead assurance engagement partner in connection with the mandated rotation of that position.

Limits on non-audit services – The Audit Committee pre-approves audit and permissible non-audit services provided by EY in accordance with its pre-approval policy.

EY’s internal independence process – EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account and rotates the engagement partners, consistent with its independence requirements. A new lead engagement partner was appointed commencing with the 2019 audit.

Strong regulatory framework – EY, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews and PCAOB and SEC oversight.

Based on this evaluation, the Audit Committee and the Board determined that retaining EY to serve as independent auditors for the fiscal year ending December 31, 2022 is in the best interests of the Company and its stockholders. While the Audit Committee is responsible for the appointment, compensation, retention and oversight of EY as our independent registered public accounting firm, the Board is submitting the selection of EY to the stockholders for ratification.

Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2022. If the appointment of EY is not ratified by the stockholders, the Audit Committee will reconsider the matter. Even if the appointment of EY is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the Company’s best interests.

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Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by Ernst & Young LLP for the years ended December 31, 2021 and 2020, respectively, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2021	2020
Audit fees(1)	$2,250,000	$2,653,000
Audit-related fees(2)	$60,000	$39,000
Tax fees(3)	$238,000	$243,000
TOTAL	$2,548,000	$2,935,000
(1)	Audit fees include fees for services associated with the annual audits of JetBlue’s consolidated financial statements and internal controls over financial reporting, reviews of JetBlue’s quarterly reports on Form 10-Q, accounting consultations pertaining to matters related to the audits or interim reviews, registration statements filed with the SEC and statutory audit requirements.
(2)	Audit-related fees include fees for services that are reasonably related to the performance of the audit or interim financial statement review and are not reported under Audit fees. These services include other audit services requested by leadership, which are in addition to the scope of the financial statement audits.
(3)	Tax fees include fees for services primarily related to preparation of JetBlue’s income tax and non-income tax returns (e.g., VAT), within the U.S., Puerto Rico, and other jurisdictions in the Caribbean.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by our independent registered public accounting firm. This policy provides for pre-approval by the Audit Committee of all audit and permissible non-audit services before the firm is engaged to perform such services. The Audit Committee is authorized from time to time to delegate to one of its members the authority to grant pre-approval of permitted non-audit services, provided that all decisions by that member to pre-approve any such services must be subsequently reported, for informational purposes only, to the full Audit Committee.

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

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AUDIT COMMITTEE REPORT

As of February 9, 2022, the date of this report, the Audit Committee consisted of five members: B. Ben Baldanza, who serves as the Chair of the Committee, Monte Ford, Ellen Jewett, Robert Leduc, and Vivek Sharma. Each member is an independent director under Nasdaq and SEC rules, including the enhanced independence requirements applicable to audit committee members, and meets the standards for committee independence as set forth in JetBlue’s Corporate Governance Guidelines. The Audit Committee has the duties and powers described in its written charter adopted by the Board. A copy of the charter is available on JetBlue’s website at http://investor.jetblue.com. The Committee assists the Board’s oversight and monitoring of:

■	JetBlue’s financial statements and other financial information provided by JetBlue to its stockholders and others;
■	compliance with legal, regulatory, and public disclosure requirements;
■	the independent auditors, including their qualifications and independence;
■	JetBlue’s system of internal controls, including the internal audit function;
■	enterprise risk management, privacy, and data security; and
■	the auditing, accounting, and financial reporting process generally.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of JetBlue’s financial statements.

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work performed by JetBlue’s independent registered public accounting firm, Ernst & Young LLP (“EY”). In fulfilling its oversight responsibility, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters, performance of the independent auditors, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. In fulfilling its responsibilities, the Audit Committee held meetings throughout 2021 with EY in private without members of leadership present.

EY is responsible for performing an independent audit of JetBlue’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report relating to their audit; as well as expressing an opinion on (i) leadership’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting. Leadership has the primary responsibility for the Company’s financial statements and financial reporting process, including establishing, maintaining and evaluating disclosure controls and procedures and establishing, maintaining and evaluating internal control over financial reporting.

JetBlue maintains an auditor independence policy that, among other things, prohibits JetBlue’s independent registered public accounting firm from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve in advance the audit and permissible non-audit services to be performed by the independent registered public accounting firm and the related budget, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that JetBlue may not enter into engagements with JetBlue’s independent registered public accounting firm for non- audit services without the express pre-approval of the Audit Committee.

The Company also has an internal audit department that reports to the Audit Committee. The Audit Committee reviews and approves the internal audit plan once a year and receives updates of internal audit results throughout the year. The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and the independent registered public accounting firm, with and without leadership present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2021 with JetBlue’s leadership and EY. The Audit Committee has also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY its independence.

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Based on the reviews and discussions referred to above, in the exercise of its business judgment the Audit Committee recommended to the Board that the financial statements referred to above be included in JetBlue’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC. In addition, the Audit Committee has selected, and the Board has approved, subject to stockholder ratification, the appointment of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter as it may deem necessary or appropriate.

Audit Committee of JetBlue

B. Ben Baldanza, Chair
Monte Ford
Ellen Jewett
Robert Leduc
Vivek Sharma

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

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PROPOSAL 4

STOCKHOLDER PROPOSAL

The Company has been advised that John Chevedden, 2215 Nelson Avenue, No. 205 Redondo Beach, CA 90278, who advises that he holds at least 100 shares of stock in the Company, intends to submit the following proposal at the 2022 annual meeting.

If the following proposal is properly presented at the 2022 annual meeting, the Board unanimously recommends a vote AGAINST the proposal.

Proposal 4 - Special Stockholder Meeting

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined of our outstanding common stock the power to call a special shareholder meeting.

It is important for a reasonable 10% of shares to have the right to call for a special shareholder meeting to help make up for our useless right to act by written consent. It is worse to have no right at all than to find that the right that is technically on the JetBlue books is useless.

JetBlue shareholders gave 61% support for a real shareholder right to act by written consent in 2019 and management in return “gave” JetBlue shareholders a useless right to act by written consent.

Why would any group of shareholders, who own 25% of our company, find it attractive to do so little as to obtain a written consent date on a calendar from management when the owners of a smaller group of 20% of JBLU shares can compel management to hold a special shareholder meeting?

To initiate written consent at JetBlue, 25% of shares now must petition management for the baby step of obtaining a record date.

Once a record date is obtained then shareholders are on a tight schedule to obtain the consent of 51% of shares outstanding which is equal to 60% of the shares that vote at the annual meeting. It would be hopeless to expect that shares that do not have time to vote would have the time to go through the special steps to act by written consent.

This turns into giving JetBlue shareholders a classic Catch-22 dilemma. In order to get a record date, 25% of shares must surrender their contact information to management. Thus it is easier than shooting fish in a barrel for JetBlue management, with free access to the corporate war chest and professional proxy solicitors, to pester the 25% of shares with messages and telephone calls to change their mind and revoke their support for acting by written consent.

Thus while the base of 25% of shares in favor of acting by written consent is easily venerable [sic] to management attack with deep pockets company money, these shareholders have the formidable task of doubling their number to of shares (which equals 60% of the shares that vote at the annual meeting) in a limited time period with money out of their own pockets.

We need a right for of shares to call for a special shareholder meeting to help make up for our useless right to act by written consent.

Please vote yes:

Proposal 4 — Special Shareholder Meeting Improvement

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Board of Directors’ Statement in Opposition to Proposal 4

The Board recommends that you vote against the proposal to lower the threshold required for stockholders to call a special meeting.

The Board has carefully considered the proposal and believes that lowering the threshold necessary for stockholders to call a special meeting is not necessary given our strong corporate governance practices and the potential for abuse of such a right.

The Board recommends that you vote against this stockholder proposal.

The Board maintains strong corporate governance practices and regularly reviews them. The Board believes that the Company’s strong corporate governance practices and stockholder rights provide the appropriate means for a stockholder and groups of stockholders to advance their interests without the potential risk of abuse that would come with lowering the threshold to call a special meeting.

Our leading corporate governance practices include:

■	Independent Chair of the Board (Chair and CEO positions have been separated since 2008)
■	Nine of ten director nominees are independent, with our CEO, as our sole non-independent director nominee
■	30% of all director nominees are female and 30% of all director nominees are ethnically diverse
■	Independent directors regularly meet in executive session
■	Robust orientation program for new directors and ongoing training for continuing directors
■	All Audit Committee members are financially literate, and two are audit committee financial experts
■	Compensation Committee uses an independent compensation consultant
■	A majority vote standard in annual director elections
■	Thoughtful approach to board composition and refreshment, with 60% of our director nominees serving for less than six years on the Board
■	Annual board and committee evaluations
■	Limitation on the number of public company boards on which Directors may serve
■	Stockholders’ right to call a special meeting
■	Stockholders’ right to act by written consent
■	Proxy access

The Board has carefully considered the implications of allowing stockholders to request that the Company call a special meeting of stockholders. The Board recognized that this right is increasingly considered to be an important aspect of good corporate governance. The Board also considered that the power to call a special meeting of stockholders has historically been a tool for acquirers in the hostile merger and acquisition context. Additionally, the Board reflected on the significant commitment of management time and attention that is necessary to organize and prepare for a special meeting, which can take focus away from important corporate priorities. The Board also considered the substantial legal, administrative and distribution costs on the Company.

As the Board is strongly committed to good corporate governance, it supported providing stockholders with the right to request that the Company call special meetings, provided that the request is made by stockholders owning (in an economic sense) a significant percentage of the shares of the Company. After due consideration, the Board presented a special meeting proposal for consideration by stockholders in connection with the 2020 Annual Meeting with a 20% ownership threshold. The Board believed a special meeting should only be held in extraordinary circumstances that must be addressed immediately, and not delayed until the next annual meeting, and that, importantly, are of interest to a broad base of stockholders.

In selecting the 20% threshold for the right of stockholders to request that the Company call a special meeting, the Board was striking a balance between the competing goals of providing stockholders with a true economic and non-transitory interest in the Company with the ability to call a special meeting and protecting against the risk that a small minority of stockholders with special interests, which may not be shared by the majority of the Company’s stockholders, could require that the Company call one or more special meetings resulting in unnecessary financial expense and disruption to our business. The Board continues to believe that the premises on which the stockholders voted at the 2020 Annual Meeting in favor of the right to call a special meeting remain true today.

The stockholder proposal seeks to reduce the threshold for the right of stockholders to request that the Company call a special meeting to 10%. The Board does not believe that reducing the threshold is warranted in light of the risks to which the Company would be exposed if the threshold were lowered. The Board continues to believe that a special meeting should only be held to address special or extraordinary events when fiduciary, strategic, significant transactional or similar considerations dictate that the matter cannot wait until the next annual meeting. The Board believes that setting the threshold too low would carry a risk of meeting requests promoting agenda items relevant to particular constituencies as opposed to stockholders generally, while generating significant cost and management distraction. Additionally, potential acquirers seeking to take over the Company for an inadequate price could more easily threaten to call a special meeting of stockholders to replace members of the Board to increase their negotiating leverage or to avoid negotiating at all with the Board. Finally, a similar stockholder proposal was presented to stockholders at our 2021 Annual Meeting and an overwhelming majority of the stockholders who voted at the 2021 Annual Meeting voted against reducing the special meeting threshold to 10%.

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In light of these considerations, maintaining a 20% threshold for the right of stockholders to request that the Company call a special meeting provides stockholders with a meaningful ability to request that the Company call a special meeting while helping protect the long-term interests of the Company and its stockholders. The Board believes that an ownership threshold of 20% is appropriate based on the Company’s current size and stockholder composition, as it would provide the Company’s stockholders with a meaningful right to request a special meeting, while mitigating the risk that corporate resources are wasted to serve the narrow self-interests of a few minority stockholders.

In addition, a 20% special meeting ownership threshold is in line with current market practice.

In summary, we believe that our current threshold for the right of stockholders to request that the Company call a special meeting is consistent with existing best practices and continue to reflect the governance framework that best protects stockholder rights. Accordingly, the Board believes that adoption of the stockholder proposal is not appropriate and is not in the best interests of our stockholders.

FOR THE REASONS STATED ABOVE, JETBLUE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THE PROPOSAL TO DECREASE THE THRESHOLD TO CALL A SPECIAL MEETING.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the record date?

The record date (the “Record Date”) for the 2022 virtual annual meeting is March 21, 2022. On the Record Date, there were 320,789,028 shares of our common stock outstanding and there were no outstanding shares of any other class of stock.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date are entitled to vote at the annual meeting and any postponement(s) or adjournments thereof. Holders of shares of common stock as of the record date are entitled to cast one vote per share on all matters.

What is a difference between holding shares as a holder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker-dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially through a bank, broker or other nominee.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record (also known as a “registered holder”). As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote via the Internet at the annual meeting. Whether or not you plan to attend the annual meeting via the Internet, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the annual meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name,” and the notice of the annual meeting is being forwarded to you by that organization, which is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares via the Internet at the annual meeting unless you receive a valid proxy from your brokerage firm, bank, broker-dealer or other nominee holder. To obtain such proxy, you must make a special request to your brokerage firm, bank, broker-dealer or other nominee holder. If you do not make this request, you can still vote by completing your proxy card and delivering the proxy card to your nominee holder; however, you will not be able to vote online during the annual meeting.

How do I vote?

Registered holders may vote:

■	By Internet: go to www.proxyvote.com;
■	By telephone: call 1-800-690-6903 (toll-free); or
■	By mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

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Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending its Notice of the Internet Availability of proxy materials for the 2022 annual meeting of stockholders (the “Notice”) to the Company’s stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Board encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

How will my shares be voted at the annual meeting if I do not specify on the proxy card how I want my shares to be voted?

If you are the record holder of your shares and do not specify on your proxy card (or when giving your proxy by telephone or the Internet) how you want to vote your shares, your shares will be voted:

■	FOR the election of each of the ten director candidates nominated by the Board of Directors;
■	FOR approval, on an advisory basis, of the compensation of our named executive officers;
■	FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
■	AGAINST approval of the stockholder proposal to reduce the special meeting threshold, if properly presented at the meeting; and
■	in accordance with the best judgment of the named proxies on any other matters properly brought before the 2022 virtual annual meeting and any postponement(s) or adjournment(s) thereof.

If you are a beneficial owner of shares and do not specify how you want your shares to be voted, your shares may not be voted by the record holder (such as your bank, broker or other nominee) and will not be considered as present and entitled to vote on any matter to be considered at the annual meeting, except with respect to the ratification of the Company’s independent auditors. If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to such record holder as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

What can I do if I change my mind after I vote?

Any proxy may be revoked at any time prior to its exercise at the 2022 annual meeting. A stockholder who delivers an executed proxy pursuant to this solicitation may revoke it at any time before it is exercised by: (i) executing and delivering a later-dated proxy card to our corporate secretary prior to the annual meeting; (ii) delivering written notice of revocation of the proxy to our corporate secretary prior to the annual meeting; (iii) voting again by telephone, by mobile device or over the Internet prior to 11:59 p.m., Eastern Daylight Time, on May 18, 2022; or (iv) attending and voting via the Internet at the 2022 virtual annual meeting. Attendance at the 2022 virtual annual meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting online during the 2022 virtual annual meeting.

What is a quorum?

To carry on the business of the annual meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the 2022 virtual annual meeting is a majority of the outstanding common stock of the Company as of the Record Date present in person or represented by proxy. Abstentions and “broker non-votes” (which are explained under “What are broker non-votes?”) are counted as present to determine whether there is a quorum for the 2022 virtual annual meeting.

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What are broker non-votes?

A “broker non-vote” occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide such record holder with voting instructions on any non-routine matters brought to a vote at the annual meeting. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, such as the ratification of appointment of our independent registered public accounting firm (Proposal No. 3), even if the broker does not receive voting instructions from you. Non-routine matters include the election of directors (Proposal No. 1), the advisory vote to approve the compensation of our named executive officers (Proposal No. 2), and the stockholder proposal (Proposal No. 4). Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

What vote is required to adopt each of the proposals?

Proposal 1: Election of Directors

Directors will be elected by a majority of the votes cast at the 2022 annual meeting. If a quorum is present, a nominee for election to a position on the Board will be elected if the number of shares voted “for” that nominee exceeds 50 percent of the number of votes cast with respect to the election of that nominee. However, a director who fails to receive the required number of votes at the next annual meeting of stockholders at which he or she faces reelection is required to tender his or her resignation to the Board and the Board may either accept the resignation or disclose its reasons for not doing so in a report filed with the SEC within 90 days of the certification of election results. As discussed above, if your broker holds shares in your name and delivers this proxy statement to you, the broker is not entitled to vote your shares on this proposal without your instructions. Abstentions and broker non-votes are not counted as votes cast and therefore will have no effect on determining whether the required majority vote has been attained.

Proposal 2: Approval, on an advisory basis, of the compensation of our named executive officers

The affirmative vote of a majority of the votes represented at the 2022 annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the advisory vote on executive compensation. The results of this vote are not binding on the Board. In evaluating the stockholder vote on an advisory proposal, the Board will consider the voting results in their entirety. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

Proposal 3: Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the appointment of the independent registered public accounting firm. Abstentions and broker non-votes will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal.

Proposal 4: To vote on a stockholder proposal to reduce the special meeting threshold, if properly presented at the annual meeting

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the proposal reduce the special meeting threshold. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

How do foreign owners vote?

To comply with restrictions imposed by federal law on foreign ownership of U.S. airlines, our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (the “Bylaws”) restrict foreign ownership of shares of our common stock. The restrictions imposed by federal law currently require that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not United States citizens. Our Bylaws provide that no shares of our common stock may be voted by or at the direction of non-citizens unless such shares are registered on a separate stock record, which we refer to as the foreign stock record. Our Bylaws further provide that no shares of our common stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership restrictions imposed by federal law. Any holder of JetBlue common stock who is not a United States citizen and has not registered its shares on the foreign

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stock record maintained by us will not be permitted to vote its shares at the annual meeting. The enclosed proxy card contains a certification that by signing the proxy card or voting by telephone or electronically, the stockholder certifies that such stockholder is a United States citizen as that term is defined in the Federal Aviation Act or that the shares represented by the proxy card have been registered on our foreign stock record. As of the Record Date for the 2022 annual meeting, shares representing less than 25% of our total outstanding voting stock are registered on the foreign stock record.

Under Section 40102(a)(15) of the Federal Aviation Act, the term “citizen of the United States” is defined as: (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a citizen of the United States, or (iii) a corporation or association organized under the laws of the United States or a state, the District of Columbia or a territory or possession of the United States of which the president and at least two-thirds of the Board of Directors and other managing officers are citizens of the United States, and in which at least 75% of the voting interest is owned or controlled by persons that are citizens of the United States.

Who pays for soliciting the proxies?

We pay the cost of soliciting the proxies. We have retained Morrow Sodali LLC, 470 West Avenue, Stamford, Connecticut 06902, a professional soliciting organization, to assist in soliciting proxies from brokerage firms, custodians and other fiduciaries. The Company expects the proxy solicitation fees for Morrow Sodali to be $7,500. In addition, our directors, officers and associates may, without additional compensation, also solicit proxies by mail, telephone, email, personal contact, facsimile or through similar methods. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

Stockholders who have any questions regarding voting procedures can contact Morrow Sodali at (800) 662-5200.

How can I attend the 2022 virtual annual meeting?

The 2022 virtual annual meeting is being held as a virtual only meeting this year. If you are a stockholder of record as of the Record Date, you may attend, vote and ask questions virtually at the meeting by logging in at www.virtualshareholdermeeting.com/jblu2022 and providing your control number. This control number is included in the Notice or on your proxy card.

If you are a stockholder holding your shares in “street name” as of the Record Date, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares via the Internet at the annual meeting unless you receive a valid proxy from your brokerage firm, bank, broker-dealer or other nominee holder. If you were not a stockholder as of the Record Date, you may still listen to the 2022 virtual annual meeting, but will not be able to ask questions or vote at the meeting.

The audio broadcast of the 2022 virtual annual meeting will be archived at www.virtualshareholdermeeting.com/jblu2022 for at least one year.

Why is this annual meeting virtual only?

We are holding a virtual only meeting this year for a few reasons. First, safety is an important value for JetBlue, in the air and on the ground. While we are encouraged by the pace of COVID-19 vaccinations rolling out around the world, we do not know how many individuals will be vaccinated by May. Accordingly, we are choosing the virtual route to keep our stockholders attending the meeting safe from COVID-19. We also value innovation and we welcome expanded access, improved communication and cost savings for our stockholders and the Company afforded by the virtual format. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. In addition, the virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with control number. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the meeting. We recommend that you log in to the Virtual Stockholder Meeting at www.virtualshareholdermeeting.com/jblu2022 a few minutes before the scheduled meeting time on May 19, 2022 to ensure you are logged in when the meeting starts.

What if during the check-in time or during the annual meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting at or during the meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting webpage.

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Will there be a question and answer session during the annual meeting?

As part of the virtual annual meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to JetBlue and the meeting matters, as time permits. Only stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?” will be permitted to submit questions before or during the annual meeting. If you have questions, you may type them into the dialog box provided at any point during the meeting (until the floor is closed to questions). We ask that each stockholder limit questions to no more than two. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

■	irrelevant to the business of the Company or to the business of the 2022 annual meeting;
■	related to material non-public information of the Company, including the status or results of our business since our last earnings release;
■	related to any pending, threatened or ongoing litigation;
■	related to personal grievances;
■	derogatory references to individuals or that are otherwise in bad taste;
■	substantially repetitious of questions already made by another stockholder;
■	in excess of the two question limit;
■	in furtherance of the stockholder’s personal or business interests; or
■	out of order or not otherwise suitable for the conduct of the annual meeting as determined by the corporate secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Virtual Stockholder Meeting webpage for stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?”

What is “householding” and how does it affect me?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Investor Relations, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101 or by calling us at (718) 286-7900. You may also notify us to request delivery of a single copy of our annual report or proxy statement if you currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders entitled to vote at the virtual annual meeting will be available at the annual meeting and for ten days prior to the annual meeting for any purpose germane to the annual meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Eastern Time), at our principal executive offices at 27-01 Queens Plaza North, Long Island City, New York 11101, by contacting our General Counsel. The list of these stockholders will also be available for examination by our stockholders during the virtual annual meeting on the Virtual Stockholder Meeting webpage for stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?”

When will the voting results be announced?

We will announce preliminary voting results at the annual meeting. We will report final results on our website at www.jetblue.com and in a filing with the SEC on a Form 8-K.

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OTHER MATTERS

As of the date of this proxy statement, we do not know of any other matters that may be presented for consideration at the annual meeting other than the items set forth in the notice of annual meeting above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2023 Annual Meeting

Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote at the meeting, who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder and the proposed action). To be timely, the notice must not be received earlier than January 19, 2023 (120 days prior to May 19, 2023, the one year anniversary of the annual meeting), nor later than February 18, 2023 (90 days prior to May 19, 2023). The notice must contain the information required by our Bylaws. The foregoing Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules. Pursuant to Rule 14a-8, stockholder proposals intended to be included in our proxy statement and voted on at our 2023 annual meeting must be received at our offices addressed to the Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101, on or before December 8, 2022 (120 days prior to April 7, 2023, the one year anniversary of the 2022 Proxy mailing).

In January 2018, the Board adopted revisions to our Bylaws, putting into place proxy access provisions. These provisions permit a stockholder, or a group of up to 20 stockholders owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual stockholder meeting up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%,but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws. To be timely, the notice must not be received earlier than December 20, 2022 (150 days prior to May 19, 2023, the one year anniversary of the 2022 annual meeting), nor later than January 19, 2023 (120 days prior to May 19, 2023). The notice must contain the information required by our Bylaws.

A copy of our Bylaws is available upon request to: Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with these requirements.

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Annual Report to Stockholders

The 2021 Annual Report to Stockholders (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of proxy materials, this proxy statement and our 2021 Annual Report to Stockholders are available on our website at www.jetblue.com. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be provided to stockholders without charge upon written request directed to our General Counsel, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The Company’s copying costs will be charged if exhibits to the 2021 Annual Report on Form 10-K are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

By Order of the Board of Directors,

Brandon Nelson

General Counsel and Corporate Secretary

April 7, 2022

Long Island City, New York

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APPENDIX A

REGULATION G RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

We sometimes use non-GAAP financial measures in this report. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information below provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this filing to the most directly comparable GAAP financial measures.

Operating Expense per Available Seat Mile, excluding fuel and related taxes, other non-airline operating expenses, and special items (“CASM Ex-Fuel”)

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as our subsidiaries, JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure.

In 2021, special items include contra-expenses recognized on the utilization of federal grants received under various payroll support programs, contra-expenses recognized on the Employee Retention Credits provided by the CARES Act, and one-time costs related to the ratification of the collective bargaining agreement with our inflight crewmembers.

Special items in 2020 include contra-expenses recognized on the utilization of payroll support grants received under the CARES Act, contra-expenses recognized on the Employee Retention Credits provided by the CARES Act, impairment charges on our Embraer E190 fleet, losses generated from certain aircraft sale-leaseback transactions, and one-time costs associated with our voluntary crewmember separation programs.

Special items for 2019 include an impairment charge and one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the ratification and implementation of our pilots’ collective bargaining agreement.

We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to other non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

NON-GAAP FINANCIAL MEASURE

		2021		2020		2019		2018		2017
(in millions; per ASM data in cents)	$ per ASM		$ per ASM		$ per ASM		$ per ASM		$ per ASM
Total operating expenses	$6,117	11.30	$4,671	14.29	$7,294	11.43	$7,392	12.34	$6,039	10.78
Less:
Aircraft fuel and related taxes	1,436	2.65	631	1.93	1,847	2.89	1,899	3.17	1,363	2.43
Other non-airline expenses	43	0.08	35	0.10	46	0.08	44	0.07	35	0.06
Special items	(833)	(1.54)	(283)	(0.86)	14	0.02	435	0.73	—	—
Operating expenses, excluding fuel	$5,471	10.11	$4,288	13.12	$5,387	8.44	$5,014	8.37	$4,641	8.29

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Reconciliation of Operating Expense, Income (Loss) before Taxes, Net Income (Loss) and Earnings (Loss) per Share, excluding special items and gain on equity investments

Our GAAP results in the applicable periods were impacted by credits and charges that are deemed special items.

In 2021, special items include contra-expenses recognized on the utilization of federal grants received under various payroll support programs, contra-expenses recognized on the Employee Retention Credits (ERCs) provided by the CARES Act, and one-time costs related to the ratification of the collective bargaining agreement with our inflight crewmembers.

Special items in 2020 include contra-expenses recognized on the utilization of payroll support grants received under the CARES Act, contra-expenses recognized on ERCs, impairment charges on our Embraer E190 fleet, losses generated from certain aircraft sale-leaseback transactions, and one-time costs associated with our voluntary crewmember separation programs.

Special items in 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the ratification and implementation of our pilots’ collective bargaining agreement.

Certain net gains on our equity investments were also excluded from our 2021 and 2019 GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of these items.

NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, INCOME (LOSS) BEFORE TAXES, NET INCOME (LOSS)

	Year Ended December 31,
(in millions except per share amounts)	2021	2020	2019
Total operating revenues	$6,037	$2,957	$8,094
Total operating expenses	$6,117	$4,671	$7,294
Less: Special items	(833)	(283)	14
Total operating expenses excluding special items	$6,950	$4,954	$7,280
Operating income (loss)	$(80)	$(1,714)	$800
Add back: Special items	(833)	(283)	14
Operating income (loss) excluding special items	$(913)	$(1,997)	$814
Operating margin excluding special items	(15.1)%	(67.5)%	10.1%
Income (loss) before income taxes	$(263)	$(1,893)	$768
Add back: Special items	(833)	(283)	14
Less: Gain on equity investments	44	—	15
Income (loss) before income taxes excluding special items and gain on equity investments	$(1,140)	$(2,176)	$767
Pre-tax margin excluding special items and gain on equity investments	(18.9)%	(73.6)%	9.5%
Net income (loss)	$(182)	$(1,354)	$569
Add back: Special items	(833)	(283)	14
Less: Income tax benefit (expense) related to special items	(249)	(69)	4
Less: Gain on equity investments	44	—	15
Less: Income tax (expense) related to gain on equity investments	(13)	—	(4)
Net income (loss) excluding special items and gain on equity investments	$(797)	$(1,568)	$568
Earnings (loss) per common share:
Basic	$(0.57)	$(4.88)	$1.92

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	Year Ended December 31,
(in millions except per share amounts)	2021	2020	2019
Add back: Special items, net of tax	(1.84)	(0.77)	0.04
Less: Gain on equity investments, net of tax	0.10	—	0.04
Basic excluding special items and gain on equity investments	$(2.51)	$(5.65)	$1.92
Diluted	$(0.57)	$(4.88)	$1.91
Add back: Special items, net of tax	(1.84)	(0.77)	0.03
Less: Gain on equity investments, net of tax	0.10	—	0.04
Diluted excluding special items and gain on equity investments	$(2.51)	$(5.65)	$1.90

Adjusted Debt to Capitalization Ratio

Adjusted debt to capitalization ratio is a non-GAAP financial measure which we believe is relevant in assessing the Company’s overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance lease obligations. Adjusted capitalization represents total equity plus adjusted debt. Investors should consider this non-GAAP financial measure in addition to, and not as a substitute for, our financial measures prepared in accordance with GAAP.

NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO

	December 31,
(in millions)	2021	2020
Long-term debt and finance lease obligations	$3,651	$4,413
Current maturities of long-term debt and finance lease obligations	355	450
Operating lease liabilities — aircraft	256	273
Adjusted debt	$4,262	$5,136
Long-term debt and finance lease obligations	$3,651	$4,413
Current maturities of long-term debt and finance lease obligations	355	450
Operating lease liabilities — aircraft	256	273
Stockholders’ equity	3,849	3,951
Adjusted capitalization	$8,111	$9,087
Adjusted debt to capitalization ratio	53%	57%

Free Cash Flow

The table below reconciles cash provided by operations determined in accordance with GAAP to Free Cash Flow, a non-GAAP financial measure. We believe that Free Cash Flow is a relevant metric in measuring our financial strength and is useful in assessing our ability to fund future capital commitments and other obligations. Investors should consider this non-GAAP financial measure in addition to, and not as a substitute for, our financial measures prepared in accordance with GAAP.

NON-GAAP FINANCIAL MEASURE

	Year Ended December 31,
(in millions)	2021	2020	2019	2018	2017
Net cash provided by (used in) operating activities	$1,642	$(683)	$1,449	$1,200	$1,379
Less: Capital expenditures	(907)	(715)	(932)	(908)	(1,074)
Less: Pre-delivery deposits for flight equipment	(88)	(76)	(224)	(206)	(128)
Free Cash Flow	$647	$(1,474)	$293	$86	$177

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APPENDIX B

ROIC FORMULA FOR PSUs

We calculate ROIC for purposes of PSU grants as operating income (loss) after tax, as adjusted over invested capital, as illustrated below.

Return On Invested Capital (ROIC)

Numerator
Operating income (loss)
Add: Interest income (expense) and other
Add: Interest component of capitalized aircraft rent(1)
Add: Special items
Subtotal
Less: Income tax expense (benefit) impact
Operating income (loss) after tax, adjusted

Denominator
Average stockholders’ equity
Average total debt
Capitalized aircraft rent(2)
Invested capital
Return on invested capital

(1)	Interest component of capitalized aircraft rent is calculated at an imputed interest of 7.5%
(2)	Capitalized aircraft rent is calculated as 7X reported aircraft rent

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jetBlue®

JETBLUE AIRWAYS CORPORATION
27-01 QUEENS PLAZA NORTH
LONG ISLAND CITY, NY 11101
ATTN: INVESTOR RELATIONS

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 18, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JBLU2022**

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 18, 2022. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by JetBlue in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D73048-P66821 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JETBLUE AIRWAYS CORPORATION

The Board of Directors recommends you vote FOR each nominee listed in proposal 1:

1. To elect ten directors nominated by the Board of Directors to serve until the 2023 Annual Meeting of Stockholders

Nominees:	For	Against	Abstain
1a. B. Ben Baldanza	☐	☐	☐
1b. Peter Boneparth	☐	☐	☐
1c. Monte Ford	☐	☐	☐
1d. Robin Hayes	☐	☐	☐
1e. Ellen Jewett	☐	☐	☐
1f. Robert Leduc	☐	☐	☐
1g. Teri McClure	☐	☐	☐
1h. Sarah Robb O'Hagan	☐	☐	☐
1i. Vivek Sharma	☐	☐	☐
1j. Thomas Winkelmann	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers	☐	☐	☐
3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	☐	☐	☐
The Board of Directors recommends you vote AGAINST the following proposal:			
4. To vote on the stockholder proposal to reduce the special meeting threshold, if properly presented at the annual meeting	☐	☐	☐

NOTE: Certification: Pursuant to federal law and JetBlue's certificate of incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this proxy have been registered on the Foreign Stock Record of the Company.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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2022 ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 19, 2022

9:00 a.m. EDT

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D73049-P66821

JETBLUE AIRWAYS CORPORATION
Annual Meeting of Stockholders
May 19, 2022 9:00 a.m. EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Brandon Nelson and Ursula Hurley, together and separate, as proxies, each with power of substitution, to vote and act at the Annual Meeting of Stockholders to be held at **www.virtualshareholdermeeting.com/JBLU2022** at 9:00 a.m. EDT on May 19, 2022, and at any adjournments or postponements thereof, upon and with respect to the number of shares of Common Stock of JetBlue Airways Corporation as to which the undersigned may be entitled to vote or act in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the matters listed on the reverse side as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted "FOR" each of the nominees for director under proposal 1, "FOR" proposals 2 and 3, "AGAINST" proposal 4 and in the discretion of the named proxies as to any other matter that may properly come before this meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE THROUGH THE TELEPHONE OR BY THE INTERNET.

If you vote by phone or the internet, please DO NOT mail back this proxy card.

Thank you for your vote.